As filed with the Securities and Exchange Commission on August 7, 2020

1940 Act File No. 811-23601

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   ☒

OATH Advisors Partner Fund
(Exact Name of Registrant as Specified in Charter)

Mark S. Ostroff

OATH Advisors LLC

745 Fifth Avenue, Suite 500

New York, NY 10151
(Address of Principal Executive Offices)

(212) 430-2100
(Registrant's Telephone Number)

The Corporation Trust Company
Corporation Trust Center
1209 Orange St.
Wilmington, DE 19801
(Name and Address of Agent for Service)

Copy to:
Owen J. Pinkerton

Thompson Hine LLP

1919 M Street, N.W., Suite 700

Washington, D.C. 20036-3537

Tel: (202) 263-4144

Fax: (202) 331-8330

This Registration Statement has been filed by Registrant pursuant to Section 8(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). However, interests in the Registrant are not being registered under the Securities Act of 1933, as amended (the “Securities Act”), since such interests will be issued solely in private placement transactions which do not involve any “public offering” within the meaning of Section 4(a)(2) of the Securities Act. Investment in the Registrant may be made only by individuals or entities that are “accredited investors” within the meaning of Regulation D under the Securities Act upon the terms and conditions specified in the Registration Statement. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, any interest in the Registrant.

CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM

OATH Advisors Partner Fund

A REGISTRATION STATEMENT TO WHICH THIS CONFIDENTIAL MEMORANDUM RELATES HAS BEEN FILED BY OATH ADVISORS PARTNER FUND (THE “FUND”) PURSUANT TO SECTION 8(B) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED. HOWEVER, SHARES OF BENEFICIAL INTEREST (THE “SHARES”) OF THE FUND ARE NOT BEING REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), SINCE SUCH SHARES WILL BE ISSUED SOLELY IN PRIVATE PLACEMENT TRANSACTIONS WHICH DO NOT INVOLVE ANY “PUBLIC OFFERING” WITHIN THE MEANING OF SECTION 4(a)(2) OF THE SECURITIES ACT. INVESTMENT IN THE FUND MAY BE MADE ONLY BY INDIVIDUALS OR ENTITIES WHICH CERTIFY THAT THEY ARE QUALIFIED CLIENTS WITHIN THE MEANING OF RULE 205-3 UNDER THE ADVISERS ACT OF 1940, AS AMENDED, AND “ACCREDITED INVESTORS” WITHIN THE MEANING OF REGULATION D UNDER THE SECURITIES ACT. THIS CONFIDENTIAL MEMORANDUM DOES NOT CONSTITUTE AN OFFER TO SELL, OR THE SOLICITATION OF AN OFFER TO BUY, ANY SHARES. SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED FINANCIAL INSTITUTION, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. THE FUND IS AN ILLIQUID INVESTMENT. INVESTORS HAVE NO RIGHT TO REQUIRE THE FUND TO REDEEM THEIR SHARES.

The shares of beneficial interest (“Shares”) of OATH Advisors Partner Fund (the “Fund”) described in this Confidential Memorandum have not been and will not be registered under the Securities Act, or the securities laws of any of the States of the United States. The offering contemplated by this Confidential Memorandum will be made in reliance upon an exemption from the registration requirements of the Securities Act for offers and sales of securities which do not involve any public offering, and analogous exemptions under state securities laws.

This Confidential Memorandum shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of Shares in any jurisdiction in which such offer, solicitation or sale is not authorized or to any person to whom it is unlawful to make such offer, solicitation or sale. No person has been authorized to make any representations concerning the Fund that are inconsistent with those contained in this Confidential Memorandum. Prospective investors should not rely on any information not contained in this Confidential Memorandum or the appendices hereto.

This Confidential Memorandum is intended solely for the use of the person to whom it has been delivered for the purpose of evaluating a possible investment by the recipient in the Shares of the Fund described herein, and is not to be reproduced or distributed to any other persons (other than professional advisors of the prospective investor receiving this document). Notwithstanding the foregoing and any other provision or statement in any offering document of the Fund (including the Investor Application, this Confidential Memorandum and the Fund’s Agreement and Declaration of Trust, as amended (the “Agreement and Declaration of Trust”)), but subject to restrictions reasonably necessary to comply with federal or state securities laws, an investor (and each employee, representative or other agent of the investor) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the Fund and the offering of its Shares and all materials of any kind (including opinions or other tax analyses) that are provided to the investor relating to such tax treatment and tax structure.

Prospective investors should not construe the contents of this Confidential Memorandum as legal, tax or financial advice. Each prospective investor should consult his or her own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund for such investor.

Purchasers of Shares of the Fund will become bound by the terms and conditions of the Agreement and Declaration of Trust of the Fund. A copy of the Agreement and Declaration of Trust is attached as Appendix A to this Confidential Memorandum.

Shares are speculative and illiquid securities involving substantial risk of loss. The Shares are not listed on any securities exchange, and it is not anticipated that a secondary market for Shares will develop. Although the Fund may offer to repurchase Shares from time to time, Shares will not be redeemable at an investor’s sole option nor will they be exchangeable for shares of any other fund. As a result, an investor may not be able to sell or otherwise liquidate his or her Shares. OATH Advisors LLC (the “Adviser”) or an affiliate of the Adviser may serve as the initial Shareholder of the Fund.  Shares are appropriate only for those investors who can tolerate a high degree of risk and do not require a liquid investment and for whom an investment in the Fund does not constitute a complete investment program.

These securities are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Securities Act and applicable state securities laws, pursuant to registration or exemption therefrom.

In making an investment decision, investors must rely upon their own examination of the Fund and the terms of the offering, including the merits and risks involved. Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved the Fund’s Shares or passed upon the adequacy of the disclosure in this Confidential Memorandum. Any representation to the contrary is a criminal offense. This is intended to be a private offering made pursuant to the exemptions provided by Rule 506 under Section 4(a)(2) of the Securities Act.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured financial institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

i

SUMMARY

This is only a summary and does not contain all of the information that you should consider before investing in the Fund. Before investing in the Fund, you should carefully read the more detailed information appearing elsewhere in this Confidential Memorandum, the SAI, and the Agreement and Declaration of Trust.

The Fund	The Fund is a newly organized Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund was organized as a Delaware trust on June 25, 2020.

The Fund is an appropriate investment only for those investors who can tolerate a high degree of risk and do not require a liquid investment.

The Fund offers [two] separate classes of shares of beneficial interest ("Shares") designated as Class [I] Shares and Class [II] Shares. Each class of Shares is subject to different fees and expenses. The Fund may offer additional classes of Shares in the future. The Fund has applied for and expects to receive an exemptive order from the SEC with respect to the Fund's multi-class structure. Class [I] Shares will be the only class offered for purchase until the Fund has received an exemptive order permitting the multi-class structure. There is no assurance that the Fund will be granted the exemptive order.

The initial closing for subscriptions of Shares is expected to take place in [_____] 2020 (the “Initial Closing Date”). Subsequent to the Initial Closing Date, Shares may be purchased as of the first business day of each month based upon the then current net asset value of such Share class, plus any applicable upfront sales load. Each date on which Shares are delivered is referred to as a “Closing Date.”

There is no minimum amount of subscriptions required for the Initial Closing Date.

The Shares will not be listed on a national stock exchange, and no public market for the Shares is expected to develop. In addition, the Shares are subject to limitations on transferability and liquidity will be provided only through limited repurchase offers described below.

Investment Objective and Strategies	The Fund’s investment objective will be to generate capital appreciation over the medium and long-term through investments in a diversified pool of private assets primarily in the lower middle market space.

The Fund may gain access to private assets through a number of different approaches including: (i) direct investments in the equity or debt of a company ("Direct Equity Investments" or "Direct Credit Investments," respectively, and together, "Direct Investments"), or indirectly through one or multiple special purpose vehicles managed by OATH Advisors LLC (the “Adviser”), an affiliate or a third party; (ii) co-investments in the equity or debt of a company through partnering firms; (iii) secondary purchases of private asset interests in companies or private closed-end funds ("Portfolio Funds") managed by third party firms (“Portfolio Fund Managers”) (together, "Secondary Investments"); (iv) investments in listed private equity companies, funds, or other vehicles; and (v) investments made through programmatic investment relationships with third party asset managers, in some instances outside their commingled private funds. Collectively, the Fund refers to these investments as "Fund Investments".

This portfolio construction approach is expected to be geared toward maintaining a relatively high exposure to lower middle market opportunities with diversification across industries and lead sponsors, geographically focused in North America.

To enhance the Fund’s liquidity, particularly in times of possible net outflows through the tender of Shares by investors, the Adviser may sell certain of the Fund’s assets on the Fund’s behalf.

The Fund is expected to hold liquid assets to the extent required for purposes of liquidity management and compliance with the 1940 Act. Over time, during normal market conditions, it is generally not expected that the Fund will hold more than [ ]% of its net assets in cash or cash equivalents for extended periods of time.

There can be no assurance that the investment objective of the Fund will be achieved or that the Fund's portfolio design and risk monitoring strategies will be successful. See "INVESTMENT POLICIES."

Borrowings	To the extent permitted by the 1940 Act, the Fund may borrow for investment purposes. Such borrowing may be accomplished through credit facilities, derivative instruments, or by other means.

Risk Factors	An investment in the Fund involves substantial risks and special considerations. A discussion of the risks associated with an investment in the Fund can be found under "RISKS and "LIMITS OF RISKS DISCLOSURE."

Management of the Fund	The Fund's Board of Trustees (the "Board") has overall responsibility for the management and supervision of the business operations of the Fund. See "MANAGEMENT OF THE FUND—The Board of Trustees." To the extent permitted by applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Fund, any committee of the Board or the Adviser.

The Adviser, a newly-formed Delaware limited liability company managed by Mark S. Ostroff and Josh Koplewicz, will serve as the investment adviser to the Fund and have primary responsibility for the management of the Fund.

The Fund will be managed by officers of the Adviser subject to the oversight of the Board, which will be comprised of a majority of trustees that are independent of the Fund and the Adviser.

Investment decisions will be made by an Investment Committee comprised of officers of the Adviser, who will source, evaluate, select and monitor investment opportunities from their network of relationships across the private equity and private credit industries.

Fund Administration	The Fund has retained [ ] (the "Administrator") to provide it with certain administrative services. The Fund compensates the Administrator for these services and reimburses the Administrator for certain of its out-of-pocket expenses. See "Fees and Expenses" below.

Fees and Expenses	On an ongoing basis, the Fund bears its own operating expenses (including, without limitation, its offering expenses). A more detailed discussion of the Fund's expenses can be found under "FUND EXPENSES."

Management Fee. The Fund pays the Adviser a management fee (the "Management Fee") in consideration of the advisory and other services provided by the Adviser to the Fund. The Fund pays the Adviser a quarterly Management Fee equal to 1.75% on an annualized basis of the Fund's average daily net assets during such period. Net assets means the total assets of the Fund (including any assets attributable to leverage) minus the sum of the Fund's accrued liabilities (other than money borrowed for investment purposes). The Management Fee is paid to the Adviser before giving effect to any repurchase of Shares in the Fund effective as of that date and will decrease the net profits or increase the net losses of the Fund that are credited to its Shareholders. See "MANAGEMENT FEE."

Incentive Fee. An Incentive Fee equal to 20% of the amount by which net new profits of the Fund exceed the “hurdle amount,” which is calculated as of the last day of the preceding calendar year of the Fund at a rate equal to 8.0% (the “Incentive Fee”). The Incentive Fee is made on a “peak to peak,” or “high watermark” basis, which means that the Incentive Fee is made only with respect to new net profits. If the Fund has a net loss in any period followed by a net profit, no Incentive Fee will be paid with respect to such subsequent appreciation until such net loss has been recovered.

Administration Fee. The Administrator provides the Fund certain administration and accounting services. In consideration for these services, the Administrator is paid a [ ] fee calculated based upon the average net asset value of the Fund, subject to a minimum [ ] fee (the "Administration Fee")]. The Administration Fee is paid to the Administrator out of the assets of the Fund and therefore decreases the net profits or increases the net losses of the Fund. The Fund also reimburses the Administrator for certain out-of-pocket expenses and pays the Administrator a fee for transfer agency and custodian services. See "ADMINISTRATION."

Distributions	Because the Fund intends to qualify annually as a regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), the Fund intends to distribute at least 90% of its annual net taxable income to its Shareholders. Nevertheless, there can be no assurance that the Fund will pay distributions to Shareholders at any particular rate. Each year, a statement on Internal Revenue Service ("IRS") Form 1099-DIV identifying the amount and character of the Fund's distributions will be mailed to Shareholders. See "Taxes" below.

Eligible Investors	Each prospective investor in the Fund will be required to certify that it is a “qualified client” within the meaning of Rule 205-3 under the Investment Advisers Act of 1940, as amended, and an “accredited investor” within the meaning of Rule 501 under the Securities Act of 1933, as amended.

In addition, Shares are generally being offered only to investors that are either (i) U.S. persons for U.S. federal income tax purposes or (ii) non-U.S. persons that meet eligibility standards as defined by the Fund pursuant to applicable law in the relevant jurisdictions. Investors who meet such qualifications are referred to in this Confidential Memorandum as "Eligible Investors." The qualifications required to invest in the Fund will appear in the Investor Application that must be completed by each prospective investor. Existing Shareholders who request to purchase additional Shares will be required to qualify as "Eligible Investors" and to complete an additional investor certification prior to any additional purchase.

To the extent the Fund identifies any Shareholder holding Shares that was not an Eligible Investor at the time of acquiring such Shares, the Fund reserves the right to (i) cause a mandatory redemption of all or some of the Shares of such Shareholder, or any person acquiring Shares from or through such Shareholder, (ii) retain any unrealized gains or profits associated with Shares held by such Shareholder and/or (iii) take any other action the Board determines to be appropriate in light of the circumstances.

Purchasing Shares	The minimum initial investment in the Fund for Class [I] Shares is $[___], and the minimum initial investment for Class [II] Shares is $[___], except for additional purchases pursuant to the distribution reinvestment plan. However, the Fund, in its sole discretion, may accept investments below these minimums. Investors subscribing through a given broker/dealer or registered investment adviser may have shares aggregated to meet these minimums, so long as denominations are not less than $[___] and incremental contributions are not less than $[___]. The purchase price for Shares is based on the net asset value per Share as of the date such Shares are purchased. Fractions of Shares will be issued to one one-thousandth of a Share.

Each prospective investor must submit a completed Investor Application acceptable to the Adviser, certifying, among other things, that the investor is a qualified client and an accredited investor and will not transfer the Shares purchased except in the limited circumstances permitted. An Investor Application must be received by the Adviser and good funds for the full subscription amount delivered to the Fund at least five (5) business days’ prior to the relevant Closing Date. If an Investor Application is not received in proper form in a timely manner and accepted by the Fund by a particular Closing Date, the subscription will not be accepted at such Closing Date and any funds will be held in a non-interest-bearing escrow account by the Fund’s transfer agent (the "Transfer Agent") until the next Closing Date.

Subscriptions are generally subject to the receipt of cleared funds on or prior to the acceptance date set by the Fund and notified to prospective investors. Pending any closing, funds received from prospective investors will be placed in an account registered to the Fund with the Transfer Agent. On the date of any closing, the balance in the account with respect to each investor whose investment is accepted will be invested in the Fund on behalf of such investor. Any interest earned with respect to such account will be paid to the Fund and allocated pro rata among Shareholders.

The Fund reserves the right to accept or reject, in its sole discretion, any Investor Application at any time. The Fund also reserves the right to suspend or terminate its offering of Shares at any time. Additional information regarding the subscription process is set forth under "PURCHASING SHARES."

Distribution Reinvestment Plan	The Fund intends to adopt an "opt out" distribution reinvestment plan (the "DRIP"). Investors that wish to participate in the DRIP will not be required to take any action. A participating investor's distribution amount will purchase Shares at the net asset value of the Fund. Investors that wish to receive their distributions in cash may do so by making a written election to not participate in the DRIP on the investor's Investor Application or by notifying the Administrator in writing at OATH Advisors Partner Fund, c/o [_____] at [_____]. Such written notice must be received by the Administrator 60 days prior to the record date of the distribution or the Shareholder will receive such distribution in shares through the DRIP.

Repurchases of Shares	The Fund is not a liquid investment. No Shareholder will have the right to require the Fund to redeem his or her Shares.

The Fund intends to provide a limited degree of liquidity to Shareholders by conducting quarterly repurchase offers (each, a "Repurchase Offer") beginning the quarter following the one-year anniversary of the Fund’s commencement of operations. In each Repurchase Offer, the Fund may offer to repurchase its Shares at a price equal to NAV in effect on each date of repurchase (each, a "Valuation Date"). Each Repurchase Offer is expected to be for no less than [___]% of the Fund's Shares outstanding, but if the value of Shares tendered for repurchase exceeds the value the Fund offered to repurchase, the Fund may determine to repurchase less than the full number of Shares tendered. In such event, Shareholders will have their Shares repurchased on a pro rata basis, and tendering Shareholders will not have all of their tendered Shares repurchased by the Fund. Shareholders tendering Shares for repurchase will be asked to give written notice of their intent to do so by the date specified in the notice describing the terms of the applicable Repurchase Offer, which date will be approximately fourteen (14) days prior to the applicable Valuation Date.

A Shareholder who tenders some but not all of its Shares for repurchase will be required to maintain a minimum account balance of $[___] for Class [II] Shares and $[___] for Class [I] Shares. Such minimum ownership requirement may be waived by the Board, in its sole discretion. The Fund reserves the right to reduce the amount to be repurchased from a Shareholder so that the required capital balance is maintained.

A [___]% early repurchase fee will be charged by the Fund with respect to any repurchase of Shares from a Shareholder at any time prior to the day immediately preceding the one-year anniversary of the Shareholder's purchase of the Shares. An early repurchase fee payable by a Shareholder may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund.

While the Fund intends to conduct quarterly Repurchase Offers as described above, the Fund is not required to do so and may amend, suspend or terminate the share repurchase program at any time. See "REPURCHASES OF SHARES."

Transfer Restrictions	A Shareholder may assign, transfer, sell, encumber, pledge or otherwise dispose of (each, a "transfer") Shares only (i) by operation of law pursuant to the death, divorce, insolvency, bankruptcy, or adjudicated incompetence of the Shareholder; or (ii) under other limited circumstances, with the consent of the Board (which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances). Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board that the proposed transferee, at the time of the transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability. See "ELIGIBLE INVESTORS." Such notice of a proposed transfer of Shares must also be accompanied by properly completed subscription documents in respect of the proposed transferee. In connection with any request to transfer Shares, the Fund may require the Shareholder requesting the transfer to obtain, at the Shareholder's expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request.

Each transferring Shareholder and transferee may be charged reasonable expenses, including attorneys' and accountants' fees, incurred by the Fund in connection with the transfer. See "TRANSFERS OF SHARES."

Taxes	The Fund intends to elect to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a RIC under Subchapter M of the Code. Accordingly, the Fund generally will not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that are currently distributed to shareholders. To qualify and maintain its qualification as a RIC for U.S. federal income tax purposes, the Fund must meet certain specified source-of-income and asset diversification requirements and distribute at least 90% of its net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses each tax year to shareholders.

For a discussion of certain tax risks and considerations relating to an investment in the Fund see "Tax Reports" below and "CERTAIN TAX CONSIDERATIONS."

Prospective investors should consult their own tax advisers with respect to the specific U.S. federal, state, local, U.S. and non-U.S. tax consequences, including applicable tax reporting requirements.

Tax Reports	The Fund will distribute to its Shareholders, after the end of each calendar year, IRS Forms 1099-DIV detailing the amounts includible in such investor's taxable income for such year as ordinary income, qualified dividend income and long-term capital gains. Dividends and other taxable distributions are taxable to the Fund's Shareholders even if they are reinvested in additional Shares pursuant to the DRIP.

Reports to Shareholders	Shareholders will receive an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act. Shareholders also will be sent reports regarding the Fund's operations each quarter. See "REPORTS TO SHAREHOLDERS."

Fiscal and Tax Year	The Fund's fiscal year end is December 31. The Fund's first taxable year will conclude on December 31, 2020. Thereafter, the Fund's taxable year will be the 12-month period ending on December 31.

Term	The Fund's term is perpetual unless the Fund is otherwise terminated under the terms of the Agreement and Declaration of Trust.

SUMMARY OF FUND EXPENSES

The following table illustrates the expenses and fees that the Fund expects to incur and that Shareholders can expect to bear directly or indirectly.

SHAREHOLDER FEES	Class [I] Shares	Class [II] Shares
Maximum Early Repurchase Fee (as a percentage of repurchased amount)(1)	[ ]%	[ ]%
ANNUAL EXPENSES (as a percentage of net assets attributable to Shares)
Management Fee(2)	1.75%	1.75%
Shareholder Servicing Fee	[ ]%	[ ]%
Distribution Fee	[ ]%	[ ]%
Other Expenses(3)	[ ]%	[ ]%
Total Annual Expenses Before Fee Waivers and Acquired Fund Fees	[ ]%	[ ]%
Fee Waiver(4)	[ ]%	[ ]%
Total Annual Expenses Before Acquired Fund Fees	[ ]%	[ ]%
Acquired Fund Fees and Expenses(5)	[ ]%	[ ]%
Total Annual Expenses after Acquired Fund Fees	[ ]%	[ ]%

(1)	A [___]% early repurchase fee payable to the Fund will be charged with respect to the repurchase of a Shareholder's Shares at any time prior to the day immediately preceding the one-year anniversary of a Shareholder's purchase of the Shares (on a "first in-first out" basis). An early repurchase fee payable by a Shareholder may be waived by the Fund, in circumstances where the Board determines that doing so is in the best interests of the Fund and in a manner as will not discriminate unfairly against any Shareholder. See "REPURCHASES OF SHARES."
(2)	The Management Fee is equal to 1.75% on an annualized basis of the Fund's average daily net assets during such period. Net assets means the total assets of the Fund (including any assets attributable to leverage) minus the sum of the Fund's accrued liabilities (other than money borrowed for investment purposes). The Management Fee is paid to the Adviser before giving effect to any repurchase of Shares in the Fund effective as of that date and will decrease the net profits or increase the net losses of the Fund that are credited to its Shareholders. See "MANAGEMENT FEE" for additional information.
(3)	Other Expenses are estimated for the Fund's current fiscal year.
(4)	The Adviser has entered into an expense limitation and reimbursement agreement (the "Expense Limitation Agreement") with the Fund, whereby the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund (a "Waiver"), if required to ensure the Fund's aggregate monthly ordinary operating expenses, excluding certain "Specified Expenses" listed below, borne by the Fund in respect of each Class of Shares during the limitation period to an amount not to exceed [___]%, on an annualized basis, of the Fund's month-end net assets (the "Expense Cap").

If the Fund's aggregate monthly ordinary operating expenses, exclusive of the Specified Expenses, in respect of any Class of Shares for any month exceed the Expense Cap applicable to that Class of Shares, the Adviser will waive its Management Fee and/or reimburse the Fund for expenses to the extent necessary to eliminate such excess. The Adviser may also directly pay expenses on behalf of the Fund and waive reimbursement under the Expense Limitation Agreement. To the extent that the Adviser waives its Management Fee and/or reimburses expenses, the Adviser may, for a period not to exceed three years from the date on which a Waiver is made, recoup amounts waived or assumed, provided it is able to effect such recoupment without causing the Fund's expense ratio (after recoupment) to exceed the lesser of (a) the expense limit in effect at the time of the waiver, and (b) the expense limit in effect at the time of the recoupment.

Specified Expenses that are not covered by the Expense Limitation and Reimbursement Agreement include: (i) the Management Fee; (ii) all fees and expenses of Fund Investments (including any underlying fees of the Fund Investments (the "Acquired Fund Fees and Expenses")); (iii) transactional costs, including legal costs and brokerage commissions, associated with the acquisition and disposition of Fund Investments; (iv) interest payments incurred on borrowing by the Fund; (v) fees and expenses incurred in connection with a credit facility, if any, obtained by the Fund; (vi) distribution and shareholder servicing fees, as applicable; (vii) taxes; and (viii) extraordinary expenses resulting from events and transactions that are distinguished by their unusual nature and by the infrequency of their occurrence, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceeding, indemnification expenses, and expenses in connection with holding and/or soliciting proxies for all annual and other meetings of Shareholders.

The Expense Limitation Agreement also provides that, after the commencement of operations until the first anniversary of the commencement of operations, the Adviser agrees to waive fees payable to it by the Fund on assets held in cash or cash equivalents less the total amount of capital committed by the Fund and not yet drawn for investment. The Expense Limitation Agreement will have a term ending one-year from the date the Fund commences operations, and will automatically renew thereafter for consecutive twelve-month terms, provided that such continuance is specifically approved at least annually by a majority of the Trustees. The Expense Limitation Agreement may be terminated by the Fund's Board of Trustees upon thirty days' written notice to the Adviser.

(5)	Shareholders also indirectly bear a portion of the asset-based fees, performance or incentive fees or allocations and other expenses incurred by the Fund as an investor in Portfolio Funds. Generally, asset-based fees payable in connection with Portfolio Fund investments will range from [___]% to [___]% (annualized) of the commitment amount of the Fund's investment, and performance or incentive fees or allocations are typically 20% of a Portfolio Fund's net profits annually, although it is possible that such amounts may be exceeded for certain Portfolio Fund Managers. The "Acquired Fund Fees and Expenses" disclosed above do not reflect any performance-based fees or allocations paid by the Portfolio Funds that are calculated solely on the realization and/or distribution of gains, or on the sum of such gains and unrealized appreciation of assets distributed in kind, as such fees and allocations for a particular period may be unrelated to the cost of investing in the Portfolio Funds.

The purpose of the table above is to assist prospective investors in understanding the various fees and expenses Shareholders will bear directly or indirectly. "Other Expenses," as shown above, includes, among other things, professional fees and other expenses that the Fund will bear, including initial and ongoing offering costs and fees and expenses of the Administrator, Transfer Agent and Custodian. For a more complete description of the various fees and expenses of the Fund, see "MANAGEMENT FEE," "ADMINISTRATION," "CUSTODIAN," "FUND EXPENSES," "REPURCHASES OF SHARES" and "PURCHASING SHARES."

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that all distributions are reinvested at net asset value and that the percentage amounts listed under annual expenses remain the same in the years shown. The assumption in the hypothetical example of a 5% annual return is required by regulation of the SEC applicable to all registered investment companies. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of Shares.

EXAMPLE

Class [I] Shares

You Would Pay the Following Expenses Based on a $1,000 Investment in the Fund, Assuming a 5% Annual Return:	1 Year	3 Years	5 Years	10 Years
	$ [___]	$ [___]	$ [___]	$ [___]

Class [II] Shares

You Would Pay the Following Expenses Based on a $1,000 Investment in the Fund, Assuming a 5% Annual Return:	1 Year	3 Years	5 Years	10 Years
	$ [___]	$ [___]	$ [___]	$ [___]

The example is based on the annual fees and expenses set out on the table above and should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown. Moreover, the rate of return of the Fund may be greater or less than the hypothetical 5% return used in the example. A greater rate of return than that used in the example would increase the dollar amount of the asset-based fees paid by the Fund.

USE OF PROCEEDS

The proceeds from the sale of Shares of the Fund, not including the amount of any placement fees and the Fund's fees and expenses (including, without limitation, offering expenses), will be invested by the Fund in accordance with the Fund's investment objective and strategies as soon as practicable after receipt of such proceeds, consistent with market conditions and the availability of suitable investments. Such proceeds will be invested together with any interest earned in the Fund's account with the custodian prior to the closing of the applicable offering. See "PURCHASING SHARES—Purchase Terms." Delays in investing the Fund's assets may occur (i) because of the time typically required to complete private equity transactions (which may be considerable), (ii) because certain Portfolio Funds selected by the Adviser may provide infrequent opportunities to purchase their securities, and/or (iii) because of the time required for the Portfolio Fund Managers to invest the amounts committed by the Fund.

A portion of the amount of proceeds of the offering of Shares or any other available funds may be invested in short-term debt securities or money market funds pending investment pursuant to the Fund's investment objective and strategies. In addition, subject to applicable law, the Fund may maintain a portion of its assets in cash or such short-term securities or money market funds to meet operational needs, for temporary defensive purposes, or to maintain liquidity. The Fund may be prevented from achieving its objective during any period in which the Fund's assets are not substantially invested in accordance with its principal investment strategies.

INVESTMENT OBJECTIVE AND STRATEGIES

Investment Objective

The Fund aims to generate capital appreciation over the medium and long-term through investments in a diversified pool of private assets primarily in the lower middle market space.

The Fund may borrow as market conditions permit and at the discretion of the Adviser in order to seek enhancement of the Fund's returns. See "INVESTMENT POLICIES—Borrowing by the Fund" for a discussion of the risks inherent in borrowing.

The investment objective of the Fund is not a fundamental policy of the Fund and may be changed by the Board without the vote of a majority (as defined by the 1940 Act) of the Fund's outstanding Shares. The Fund's fundamental policies, which are listed in the SAI, may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund.

Investment Strategies

The Fund intends to invest in private assets through a number of different approaches, including: (i) Direct Equity Investments or Direct Credit Investments in the equity or debt of a company, or indirectly through one or multiple special purpose vehicles managed by the Adviser, an affiliate or a third party; (ii) co-investments in the equity or debt of a company through partnering firms; (iii) Secondary Investments in Portfolio Funds managed by third party Portfolio Fund Managers; (iv) investments in listed private equity companies, funds, or other vehicles; and (v) investments made through programmatic investment relationships with third party asset managers, in some instances outside their commingled private funds.

In a Direct Equity Investment, the Fund invests in a privately negotiated stake in the equity of an operating company. Direct Equity Investments may also encompass, without limitation, real estate or other real assets, privately negotiated transactions with a listed operating company or acquisition company, or investments structured as debt but with significant equity-like characteristics.

In a Direct Credit Investment, the Fund invests in debt (including, without limitation, senior, subordinated, second lien, mezzanine or bonds) of an operating company or asset pool.

The Fund may co-invest alongside other investment funds in minority debt or equity positions of various companies, ventures and businesses ("Portfolio Companies").

Portfolio Funds are commingled, professionally-managed investment vehicles that generally acquire diversified portfolios of private assets within a defined strategy. Investors have traditionally gained access to private investments through commitments to closed-end, blind pool funds with a typical defined life of ten to twelve years. Investors in a Portfolio Fund must maintain reserves of cash to finance such Portfolio Fund's capital calls for acquisitions, expenses and other obligations during the first three to five years of the Portfolio Fund's life; cash is returned by a Portfolio Fund to its investors over the life of such Portfolio Fund as investments are liquidated.

While the Fund may make primary investments in new Portfolio Funds during their fundraising phase, the presence of uncalled commitments may require significant cash holdings or lines of credit that may impact the return or risk of the Fund.

In Secondary Investments, the Fund purchases stakes in seasoned Portfolio Funds. Such mature investments may return cash more quickly than primary investments in Portfolio Funds and may also avoid substantial uncalled commitments. Both characteristics can be attractive given the structure of the Fund.

Listed private equity investments gain access to underlying private assets through investments in listed entities that invest in private transactions or private funds or that earn fees and/or carried interest from such assets. Historically, the prices of listed private equity investments have been sensitive to economic conditions and, at certain times, could be purchased at discounts relative to similar assets in private transactions.

This portfolio construction approach is expected to be geared toward maintaining a relatively high exposure to lower middle market opportunities with diversification across industries and lead sponsors, geographically focused in North America.

The Fund's aim is to achieve a stable return profile with low to moderate volatility. The Fund will also seek a second level of diversification through portfolio company exposure across multiple sectors, geographies, Portfolio Fund Managers and vintage years.

The Adviser will not cause the Fund to engage in co-investments alongside affiliates unless the Fund has received an order granting an exemption from Section 17 of the 1940 Act or unless such investments are not prohibited by Section 17(d) of the 1940 Act or interpretations of Section 17(d) as expressed in SEC no-action letters or other available guidance.

No guarantee or representation is made that the investment program of the Fund will be successful, that the various Fund Investments selected will produce positive returns, or that the Fund will achieve its investment objective.

INVESTMENT PROCESS

OATH Advisors follows a structured process to source, evaluate, select, and monitor investments for the Fund.  The investment team is involved throughout the process and draws on the significant resources and insights available through its relationships with a large network of sponsors, investors, and fund managers.  The OATH Advisors’ Investment Committee is responsible for portfolio allocation and final investment decisions.

The Adviser typically identifies prospective investments from multiple sources, including a network of intermediaries, investors, bankers, and other agents.  It seeks to maximize the number of available opportunities through industry relationships, meetings with companies before they become investable, and knowledge obtained through the team and other groups from past relationships and investments.

The due diligence process is multi-tiered and is designed to over-emphasize risk analysis and quantitative financial analysis.  In addition to the thorough due diligence process, the Adviser’s Investment Committee focuses on qualitative factors, including assessing a sponsor’s investment team, its diligence process, and ability to access all of the investment’s important elements and risk factors, as well as its past performance.

In addition to a thorough bottoms up analysis on the target company and the sponsor or investor attached to it, the Adviser does a top-down analysis to identify themes relevant to the portfolio, such as key sectors, economic stages, and strategies.  During the due diligence process, members of the investment team will have a series of onsite meetings to fully evaluate the opportunity, the risks of the business, the value creation thesis, financial performance metrics, and market position. There will also be a series of meetings with the target operating company’s management, a review all due diligence reports, an analysis of the capital structure and valuation, a review of various models under different scenarios, and consideration of various exit strategies. Lastly, there will be a complete analysis of the investment terms and structure.

The Adviser may utilize all the elements of the prescribed investment framework, and still require additional work specific to each investment. The investment team and the Adviser’s Investment Committee may take additional steps, depending on the industry, the complexity, and the size of the investment.  It will utilize its investment experience through various economic cycles and markets to inform its commitment size, in order to maximize its risk-adjusted returns.

Prospective investors should refer to the discussion of the risks associated with the investment strategy and structure of the Fund found under "GENERAL RISKS," INVESTMENT RELATED RISKS," and "LIMITS OF RISKS DISCLOSURE."

Borrowing by the Fund

The Fund may borrow money to pay operating expenses, including, without limitation, Management Fees, or to purchase portfolio securities, to fund repurchases of Shares or for other portfolio management purposes. Such borrowing may be accomplished through credit facilities or derivative instruments or by other means. The use of borrowings for investment purposes involves a high degree of risk. Under the 1940 Act, the Fund is not permitted to borrow for any purposes if, immediately after such borrowing, the Fund would have asset coverage (as defined in the 1940 Act) of less than 300% with respect to indebtedness or less than 200% with respect to preferred stock. The 1940 Act also provides that the Fund may not declare distributions or repurchase its Shares if, immediately after doing so, it will have an asset coverage of less than 300% or 200%, as applicable. The foregoing requirements do not apply to Portfolio Funds in which the Fund invests unless such Portfolio Funds are registered under the 1940 Act. The Board may modify the borrowing policies of the Fund, including the purposes for which borrowings may be made, and the length of time that the Fund may hold portfolio securities purchased with borrowed money. The rights of any lenders to the Fund to receive payments of interest or repayments of principal will be senior to those of the Shareholders and the terms of any borrowings may contain provisions that limit certain activities of the Fund.

Temporary and Defensive Strategies

The Fund may, from time to time in its sole discretion, take temporary or defensive positions in cash, cash equivalents, other short-term securities or money market funds to attempt to reduce volatility caused by adverse market, economic, or other conditions. Any such temporary or defensive positions could prevent the Fund from achieving its investment objective. In addition, subject to applicable law, the Fund may, in the Adviser's sole discretion, hold cash, cash equivalents, other short-term securities or investments in money market funds pending investment, in order to fund anticipated repurchases, expenses of the Fund or other operational needs, or otherwise in the sole discretion of the Adviser. See "USE OF PROCEEDS."

RISKS

The following are certain risk factors that relate to the operations and terms of the Fund. These considerations, which do not purport to be a complete description of any of the particular risks referred to or a complete list of all risks involved in an investment in the Fund, should be carefully evaluated before determining whether to invest in the Fund.

The Shares are speculative and illiquid securities involving substantial risk of loss. An investment in the Fund is appropriate only for those investors who do not require a liquid investment, for whom an investment in the Fund does not constitute a complete investment program, and who fully understand and can assume the risks of an investment in the Fund.

Risk Related to the Fund's Structure

No Operating History. The Fund was formed on June 25, 2020. The Fund is subject to all of the business risks and uncertainties associated with any new business, including the risk that the Fund will not achieve its investment objectives and that the value of Shares could decline.

Closed-End Fund; Liquidity Limited to Periodic Repurchases of Shares. The Fund has been organized as a non-diversified, closed-end management investment company and designed primarily for long-term investors. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis. Unlike most closed-end funds, which typically list their shares on a securities exchange, the Fund does not intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares. Although the Fund intends to offer a limited degree of liquidity by conducting quarterly Repurchase Offers beginning in the quarter following the one-year anniversary of the Fund’s commencement of operations, a Shareholder may not be able to tender its Shares in the Fund promptly after it has made a decision to do so. There is no assurance that you will be able to tender your Shares when or in the amount that you desire. In addition, with very limited exceptions, Shares are not transferable, and liquidity will be provided only through Repurchase Offers made by the Fund. Shares are considerably less liquid than Shares of funds that trade on a stock exchange or Shares of open-end registered investment companies and are, therefore, suitable only for investors who can bear the risks associated with the limited liquidity of Shares and should be viewed as a long-term investment.

Shareholders whose Shares are accepted for repurchase bear the risk that the Fund's net asset value may fluctuate significantly between the time that they submit their repurchase requests and the date as of which such Shares are valued for purposes of such repurchase. Shareholders will have to decide whether to request that the Fund repurchase their Shares without the benefit of having current information regarding the value of Shares on a date proximate to the date on which Shares are valued by the Fund for purposes of effecting such repurchases.

Repurchases of Shares, if any, may be suspended, postponed or terminated by the Board under certain circumstances. See "REPURCHASES OF SHARES." An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of Shares and the underlying investments of the Fund. Also, because Shares are not listed on any securities exchange, the Fund is not required, and does not intend, to hold annual meetings of its Shareholders unless called for under the provisions of the 1940 Act.

Non-Diversified Status. The Fund is a "non-diversified" management investment company. Thus, there are no percentage limitations imposed by the 1940 Act on the Fund's assets that may be invested, directly or indirectly, in the securities of any one issuer. Consequently, if one or more Fund Investments are allocated a relatively large percentage of the Fund's assets, losses suffered by such Fund Investments could result in a higher reduction in the Fund's capital than if such capital had been more proportionately allocated among a larger number of investments. The Fund may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. However, the Fund will be subject to diversification requirements applicable to RICs under the Code. See "CERTAIN TAX CONSIDERATIONS.

Dilution from Subsequent Offerings of Shares. The Fund may accept additional subscriptions for Shares as determined by the Board, in its sole discretion. Additional purchases will dilute the indirect interests of existing Shareholders in the Fund Investments prior to such purchases, which could have an adverse impact on the existing Shareholders' interests in the Fund if subsequent Fund Investments underperform the prior investments. Further, in certain cases Portfolio Fund Managers may structure performance-based compensation, with such compensation being paid only if gains exceed prior losses. The value attributable to the fact that no performance-based compensation is being paid to a Portfolio Fund Manager until its gains exceed prior losses is not taken into account when determining the NAV of the Fund. New purchases of Shares will dilute the benefit of such compensation structures to existing Shareholders.

Substantial Repurchases. Substantial requests for the Fund to repurchase Shares could require the Fund to liquidate certain of its investments more rapidly than otherwise desirable in order to raise cash to fund the repurchases and achieve a market position appropriately reflecting a smaller asset base. This could have a material adverse effect on the value of the Shares. See "Risk Related to the Fund's Structure —Closed-End Fund; Liquidity Limited to Periodic Repurchases of Shares."

Risk Related to the Fund's Investment Program

General Investment Risks. The types of investments that the Fund anticipates making involve a high degree of risk. There can be no assurance that the Fund will be adequately compensated for risks taken.

Investment Selections. The Fund's returns on its Fund Investments will depend on the Adviser's ability to implement and manage the Fund's investment program and related investments. In making its decisions, the Adviser may rely on information and data provided and prepared by third parties. Although the Adviser intends to evaluate the accuracy and importance of such information and data, it will not always be in a position to confirm the completeness, genuineness, or accuracy of such information and data. The Adviser will use valuation procedures that it believes are fair and accurate ("Valuation Procedures"). However, these procedures are subjective in nature, may not conform to any particular industry standards (if any such industry standards exist) and may not reflect actual values at which the investments are ultimately realized.

Competition for Investment Opportunities. The business of identifying private equity opportunities is highly competitive and involves a high degree of uncertainty. There may be intense competition for investments of the type in which the Fund intends to invest, and such competition may result in less favorable investment terms than would otherwise be the case. Additional funds with similar investment objectives may be formed in the future by other unrelated parties. It is possible that competition for appropriate investment opportunities may increase, which may also require the Fund to participate in competitive bidding situations, the outcome of which cannot be guaranteed, thus reducing the number of investment opportunities available to the Fund and adversely affecting the terms upon which investments can be made. Participation in competitive bidding situations will also increase the pressure on the Fund with respect to pricing of a transaction. Moreover, the Fund may incur bid, due diligence or other costs on investments which may not be successful. As a result, the Fund may not recover all of its costs, which would adversely affect returns.

Financial Model Risk. The Adviser may employ financial and analytical models to aid in the selection of its investments. If any such models are employed, the success of the Fund's investment activities will depend, in large part, upon the viability of these models. There can be no assurance that the models are currently viable, or will remain viable during the term of the Fund, due to various factors, including the quality of the data input into the models and the assumptions underlying such models, which to varying degrees involve the exercise of judgment. Even if the models function as anticipated, they cannot account for all factors that may influence the returns on the Fund's investments. Also, there can be no assurance that the investment professionals utilizing the models will be able to determine that any model is or will become not viable, or not completely viable, or notice, predict or adequately react to any change in the viability of a model. The use of a model that is not viable or not materially viable could, at any time, have a material adverse effect on the performance of the Fund.

Purchase Agreement and Limited Representations and Warranties/Release of Sellers. Private equity investments will generally be acquired from unaffiliated parties. As a result, the terms of the purchase agreements are unknown at this time. In addition, the right to sue the sellers with respect to a breach of a representation or warranty may expire within a relatively short period of time after the close of escrow on the purchase of the Fund Investments. In certain cases, the Adviser may also agree to release the sellers from certain claims, costs and liabilities in the purchase agreements between the Fund and the sellers. As a result, if defects in a Fund Investment or other matters adversely affecting an investment are discovered, the Fund may not be able to pursue a claim for damages against the seller.

Financial Projections. Financial information concerning Fund Investments and the terms on which they are made may only be available through certain sources. There may be no consistent means, however, of confirming the accuracy of such information. The inaccuracy of certain assumptions and general economic conditions, which are unpredictable, can have a materially adverse impact on the reliability of any financial projections. There can be no assurance that any financial projections can be accurately projected, and actual results may vary significantly from any such financial projections.

Minority Investments; Co-Investments with Third Parties. The Fund may invest in minority positions of various Portfolio Companies alongside other investment funds. In such cases, the Fund will significantly rely on the existing management and co-investors, which may include representation of other financial investors with whom the Fund is not affiliated and whose interests may conflict with the interests of the Fund. Please see "General Risks of Co-Investments" for further detail.

Follow-On Investments. Following the Fund's initial and any follow-on investments in a Portfolio Company, the Fund may have opportunities to make additional subsequent investments in that Portfolio Company. The Fund may lack sufficient funds, or otherwise decide not, to make those investments. The failure to make subsequent investments could jeopardize the Portfolio Company's viability and the Fund's prior investments or may result in a missed opportunity for the Fund to increase its participation in a successful operation.

Limitations on Ability to Exit Investments. At any particular time, Fund Investments may not have a readily available secondary market to exit positions, or timing with respect to these exit opportunities may be inopportune. As such, the ability to exit from and liquidate portfolio holdings may be constrained. The Fund may also make investments that may not be advantageously disposed of prior to the date that the Fund will be wound-up and dissolved, either by expiration of the Fund's term or otherwise. The Fund may have to sell, distribute or otherwise dispose of investments at a disadvantageous time as a result of dissolution.

Limited Portfolio Diversification. Although the Adviser intends to diversify the Fund's portfolio to the reasonable extent possible within the confines of the Fund's investment strategy, the inability to achieve this objective could adversely affect the performance of the Fund. Furthermore, to the extent that the capital raised is less than the targeted amount, the Fund may make fewer Fund Investments and thus be less diversified.

Contingent Liabilities on Disposition of Investments. In connection with the disposition of a Fund Investment, the Fund may be required to make representations about the investment. The Fund may be required to indemnify the purchasers of such investment to the extent that any such representations are inaccurate. These arrangements may result in the incurrence of contingent liabilities for which the Adviser may establish reserves and escrows. In that regard, distributions may be delayed or withheld until such reserve is no longer needed or the escrow period expires.

Derivatives. The Fund may invest and trade in a variety of derivative instruments to hedge the Fund's primary Fund Investments, including options, swaps, futures contracts, forward agreements and other derivatives contracts. Derivatives are financial instruments or arrangements in which the risk and return are related to changes in the value of other assets, reference rates or indices. Transactions in derivative instruments present risks arising from the use of leverage (which increases the magnitude of losses), volatility, the possibility of default by a counterparty, and illiquidity. The Fund's ability to avoid risk through investment or trading in derivatives will depend on the ability to anticipate changes in the underlying assets, reference rates or indices.

General Economic and Market Conditions. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

Transactions with Affiliates. Affiliates of the Adviser engage in financial advisory activities that are independent from, and may from time to time conflict with, those of the Fund or Fund Investments. In the future, there might arise instances where the interests of such affiliates conflict with the interests of the Fund or Fund Investments. Affiliates of the Adviser may provide services to, invest in, advise, sponsor and/or act as investment manager to investment vehicles and other persons or entities (including prospective investors in the Fund Investments) which (i) may have structures, investment objectives and/or policies that are similar to (or different than) those of the Fund, (ii) may compete with the Fund for investment opportunities, and (iii) may co-invest with the Fund in certain transactions that are in compliance with section 17 of the 1940 Act. In addition, affiliates of the Adviser and their respective clients may themselves invest in securities that would be appropriate for the Fund's investments and may compete with the Fund Investments for investment opportunities.

Risks Related to Fund Investments - Generally

Concentration of Investments. There are no limitations imposed by the Adviser as to the amount of Fund assets that may be invested in (i) any one Fund Investment, (ii) in a Fund Investment managed by a particular general partner or its affiliates, (iii) indirectly in any single industry or (iv) in any issuer. In addition, a Portfolio Company's investment portfolio may consist of a limited number of companies and may be concentrated in a particular industry area or group. Accordingly, the investment portfolio may at times be significantly concentrated, both as to managers, industries and individual companies. Such concentration could offer a greater potential for capital appreciation as well as increased risk of loss. Such concentration may also be expected to increase the volatility of the Fund's investment portfolio.

Portfolio Fund Manager Risk. With respect to the Fund’s investments in Portfolio Funds, the Fund's performance depends upon the performance of Portfolio Fund Managers managing such Portfolio Funds. The Fund's performance also depends on the adherence by such Portfolio Fund Managers to such selected strategies, the instruments used by such Portfolio Fund Managers, the Adviser's ability to select Portfolio Fund Managers and strategies and effectively allocate the Fund's assets among them.

Additional Fee Layers. Portfolio Funds may charge asset-based fees, carried interest, incentive allocations or other fees and expenses at the asset level. As such, investors may bear two layers of fees and expenses.

Leverage Risk. Fund Investments, depending upon strategy, may be in companies whose capital structures are highly leveraged. Such investments involve a high degree of risk in that adverse fluctuations in the cash flow of such companies, or increased interest rates, may impair their ability to meet their obligations, which may accelerate and magnify declines in the value of any such portfolio company investments in a down market.

Valuation Risk. Fund Investments will be priced in the absence of a readily available market and may be priced based on determinations of fair value. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Adviser will be unable to confirm independently the accuracy of reported valuations for funds and co-investments managed by third parties. This risk is exacerbated to the extent that Investment Funds generally provide valuations only on a quarterly basis. While such information is provided on a quarterly basis, the Fund will provide valuations, and will issue Shares, on a monthly basis.

Capital Call Risk. The Fund may maintain a sizeable cash position in anticipation of funding capital calls or near-term investment opportunities. Even though the Fund may maintain a sizeable position in cash and short-term securities, it may not contribute the full amount of its commitment to a fund at the time of investment. Instead, the Fund will be required to make incremental contributions pursuant to capital calls issued from time to time by the underlying fund. If the Fund defaults on its commitment to an underlying fund or fails to satisfy capital calls to an underlying fund in a timely manner then, generally, it will be subject to significant penalties, including the complete forfeiture of the Fund's investment in the underlying fund. Any failure by the Fund to make timely capital contributions in respect of its commitments may (i) impair the ability of the Fund to pursue its investment strategy, (ii) force the Fund to borrow, (iii) cause the Fund to be subject to certain penalties from the Fund Investments (including the complete forfeiture of the Fund's investment in an Investment Fund), or (iv) otherwise impair the value of the Fund's investments (including the devaluation of the Fund).

Lack of Control. The Fund may indirectly make binding commitments to co-investment vehicles without an ability to participate in their management and control and with no or limited ability to transfer its interests in such co-investment vehicles. The Fund also generally will not have control over any of the underlying portfolio companies and will not be able to direct the policies or management decisions of such portfolio companies

Availability of Financing and Market Conditions. Market fluctuations in business loans may affect the availability and cost of loans needed for the Fund Investments. Credit availability has been restricted in the past and may become so in the future. Restrictions upon the availability of financing or high interest rates on such loans will adversely affect the value of Fund Investments and may limit the Fund's availability to source and invest in new Fund Investments. Interest paid by any Fund Investment on its debt obligations will reduce cash available for distributions. Interest rates are currently low compared to prior periods. If any Fund Investment incurs variable rate debt, increases in interest rates would increase its interest costs, which could reduce the Fund's return on its investments.

Interest Rate Risk. The Fund and each Fund Investment is subject to financial market risks, including changes in interest rates. General interest rate fluctuations may have a substantial negative impact on Fund Investments and the investment opportunities and, accordingly, have a material adverse effect on the Fund's investment objectives and their respective rates of return on invested capital. To mitigate such interest rate exposure, the Fund may invest a portion of its portfolio in investments with floating interest rates. In addition, an increase in interest rates would make it more expensive to use debt for the Fund and the Fund's financing needs, if any.

The Fund may use interest rate risk management techniques in an effort to limit its exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities and may limit the Fund's ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on the Fund's business, financial condition and results of operations.

LIBOR Risk. Concerns have been publicized that some of the member banks surveyed by the British Bankers’ Association (“BBA”) in connection with the calculation of LIBOR across a range of maturities and currencies may have been under-reporting or otherwise manipulating the inter-bank lending rate applicable to them in order to profit on their derivatives positions or to avoid an appearance of capital insufficiency or adverse reputational or other consequences that may have resulted from reporting inter-bank lending rates higher than those they actually submitted. A number of BBA member banks have entered into settlements with their regulators and law enforcement agencies with respect to alleged manipulation of LIBOR, and investigations by regulators and governmental authorities in various jurisdictions are ongoing.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority, which regulates LIBOR, announced that it intends to phase out LIBOR by the end of 2021. It is unclear if at that time whether or not LIBOR will cease to exist or if new methods of calculating LIBOR will be established such that it continues to exist after 2021. The U.S. Federal Reserve, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, is considering replacing U.S. dollar LIBOR with a new index calculated by short-term repurchase agreements, backed by Treasury securities. The future of LIBOR at this time is uncertain. Potential changes, or uncertainty related to such potential changes, may adversely affect the market for LIBOR-based securities, including our portfolio of LIBOR-indexed, floating-rate debt securities, or the cost of our borrowings. In addition, changes or reforms to the determination or supervision of LIBOR may result in a sudden or prolonged increase or decrease in reported LIBOR, which could have an adverse impact on the market for LIBOR-based securities, including the value of the LIBOR-indexed, floating-rate debt securities in our portfolio, or the cost of our borrowings. Additionally, if LIBOR ceases to exist, we may need to renegotiate the credit agreements extending beyond 2021 that utilize LIBOR as a factor in determining the interest rate and certain of our existing credit facilities to replace LIBOR with the new standard that is established.

Currency Risk. Although the Fund intends to invest predominantly in the United States, the Fund's portfolio may also include investments in companies domiciled in other jurisdictions, including Canada. Any returns on, and the value of such investments may, therefore, be materially affected by exchange rate fluctuations, local exchange control, limited liquidity of the relevant foreign exchange markets, the convertibility of the currencies in question and/or other factors. A decline in the value of the currencies in which the Fund Investments are denominated against the U.S. Dollar may result in a decrease the Fund's net asset value. The Adviser may or may not elect to hedge the value of investments made by the Fund against currency fluctuations, and even if the Adviser deems hedging appropriate, it may not be possible or practicable to hedge currency risk exposure. Accordingly, the performance of the Fund could be adversely affected by such currency fluctuations.

Credit Transactions. To obtain access to Portfolio Companies, the Fund's portfolio is expected to include, but will not be limited to, investments in first and second lien senior secured loans, secured unitranche debt, unsecured debt (e.g., mezzanine debt), and structurally subordinated instruments.

•	First lien senior secured loans, second lien senior secured loans, and unitranche debt. When the Fund invests in first lien senior secured loans, second lien senior secured loans, and unitranche debt the Fund will generally seek to take a security interest in the available assets of those Portfolio Companies, including the equity interests of the Portfolio Companies' subsidiaries. There is a risk that the collateral securing these loans may decrease in value over time or lose its entire value, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the Portfolio Company to raise additional capital. To the extent the Fund's debt investment is collateralized by the securities of a Portfolio Company's subsidiaries, such securities may lose some or all of their value in the event of the bankruptcy or insolvency of the Portfolio Company. Also, in some circumstances, the Fund's lien may be contractually or structurally subordinated to claims of other creditors. In addition, deterioration in a Portfolio Company's financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Loans that are under-collateralized involve a greater risk of loss. Consequently, the fact that a loan is secured does not guarantee that the Fund will receive principal and interest payments according to the loan's terms, or at all, or that the Fund will be able to collect on the loan should the Fund be forced to enforce its remedies. Finally, particularly with respect to a unitranche debt structure, unitranche debt will generally have higher leverage levels than a standard first lien term loan.

•	Unsecured debt. The Fund's unsecured debt investments, including private high yield and mezzanine debt, will generally rank junior in priority of payment to senior loans. This may result in a heightened level of risk and volatility or a loss of principal, which could lead to the loss of the entire investment. These investments may involve additional risks that could adversely affect the Fund's investment returns. To the extent interest payments associated with such debt are deferred, such debt may be subject to greater fluctuations in valuations, and such debt could subject the Fund to non-cash income. Since the Fund will not receive any principal repayments prior to the maturity of some of its subordinated debt investments, such investments will be of greater risk than amortizing loans.

•	Equity investments. The Fund may make select equity investments. In addition, when the Fund invests in senior secured and second lien senior secured loans or subordinated debt, it may acquire warrants or options to purchase equity securities. The equity interests the Fund receives may not appreciate in value and, in fact, may decline in value. Accordingly, the Fund may not be able to realize gains from its equity interests, and any gains that the Fund does realize on the disposition of any equity interests may not be sufficient to offset any other losses it experiences.

The loans in which the Fund will invest will likely be rated below investment grade by rating agencies or would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as "junk," have predominantly speculative characteristics and may carry a greater risk with respect to a borrower's capacity to pay interest and repay principal.

Original Issue Discount. Fund Investments may include original issue discount instruments, which include debt instruments with Paid-In-Kind (“PIK”) interest. To the extent original issue discount constitutes a portion of the Fund's income, the Fund will be exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash, including the following:

•	Interest rates payable on original issue discount instruments, including PIK loans, are higher because the deferred interest payments are discounted to reflect the time-value of money and because PIK instruments generally represent a significantly higher credit risk than coupon loans;

•	Original issue discount instruments such as PIK instruments may have unreliable valuations because the accruals require judgments about collectability of the deferred payments and the value of the associated collateral;

•	An election to defer PIK interest payments by adding them to the principal increases the Adviser's future income incentive fees at a compounding rate;

•	Market prices of PIK instruments and other zero-coupon instruments are affected to a greater extent by interest rate changes, and may be more volatile than instruments that pay interest periodically in cash. While PIK instruments are usually less volatile than zero coupon debt instruments, PIK instruments are generally more volatile than cash pay securities;

•	The deferral of PIK interest on a loan increases its loan-to-value ratio, which is a measure of the riskiness of a loan;

•	Even if the conditions for income accrual under U.S. GAAP are satisfied, a borrower could still default when actual payment is due upon the maturity of such loan;

•	Original issue discount creates the risk of non-refundable cash payments to the Adviser based on non-cash accruals that may never be realized;

•	For accounting purposes, cash distributions to investors representing original issue discount income such as PIK interest do not come from paid-in capital, although they may be paid from the offering proceeds; and

•	The required recognition of original issue discount, including PIK interest, for U.S. federal income tax purposes may have a negative impact on liquidity, because it represents a non-cash component of the Fund's investment company taxable income that must, nevertheless, be distributed in cash to investors to avoid the Fund being subject to corporate level taxation.

Collateral Risks For Second Lien Investments And Unsecured Debt. Certain credit investments that the Fund may make may be secured on a second priority basis by the same collateral securing first priority debt of such companies. The first priority liens on the collateral will secure the Portfolio Company's obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by such company under the agreements governing the loans. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before the Fund receives any distribution. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the debt obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral.

The Fund may also make unsecured debt investments in Fund Investments, meaning that such investments will not benefit from any interest in collateral of such companies. Liens on such Portfolio Company's collateral, if any, will secure the Portfolio Company's obligations under its outstanding secured debt and may secure certain future debt that is permitted to be incurred by the Portfolio Company under its secured debt agreements. The holders of obligations secured by such liens will generally control the liquidation of, and be entitled to receive proceeds from, any realization of such collateral to repay their obligations in full before the Fund. In addition, the value of such collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of such collateral would be sufficient to satisfy the Fund's unsecured debt obligations after payment in full of all secured debt obligations. If such proceeds were not sufficient to repay the outstanding secured debt obligations, the Fund's unsecured claims would rank equally with the unpaid portion of such secured creditors' claims against the Portfolio Company's remaining assets, if any.

Where the Fund makes investments in Portfolio Companies that have senior debt outstanding and the Fund is granted a security interest in collateral by the relevant Portfolio Company, the Fund's rights with respect to such collateral may also be limited pursuant to the terms of one or more inter-creditor agreements that the Fund will enter into with the holders of the senior debt. Under such an inter-creditor agreement, the holders of obligations secured by first priority liens may hold the following rights and/or powers: (i) the ability to cause the commencement of enforcement proceedings against the collateral, (ii) the ability to control the conduct of such proceedings, (iii) the approval of amendments to collateral documents, (iv) releases of liens on the collateral, and (v) waivers of past defaults under collateral documents. The Fund may not have the ability to control or direct such actions, even if its rights are adversely affected.

Cybersecurity Risk. As part of its business, the Adviser processes, stores and transmits large amounts of electronic information, including information relating to the transactions of the Fund and personally identifiable information of the Shareholders. Similarly, service providers of the Adviser or the Fund, especially the Fund's Administrator, may process, store and transmit such information. The Adviser has procedures and systems in place that it believes are reasonably designed to protect such information and prevent data loss and security breaches. However, such measures cannot provide absolute security. The techniques used to obtain unauthorized access to data, disable or degrade service, or sabotage systems change frequently and may be difficult to detect for long periods of time. Hardware or software acquired from third parties may contain defects in design or manufacture or other problems that could unexpectedly compromise information security. Network connected services provided by third parties to the Adviser may be susceptible to compromise, leading to a breach of the Adviser's networks. The Adviser's systems or facilities may be susceptible to employee error or malfeasance, government surveillance, or other security threats. Online services provided by the Adviser to the Shareholders may also be susceptible to compromise. Breach of the Adviser's information systems may cause information relating to the transactions of the Fund and personally identifiable information of the Shareholders to be lost or improperly accessed, used or disclosed.

Risks Related to Investments in Portfolio Companies

Nature of Portfolio Companies. Fund Investments will include direct and indirect investments in Portfolio Companies. This may include Portfolio Companies in the early phases of development, which can be highly risky due to the lack of a significant operating history, fully developed product lines, experienced management, or a proven market for their products. Fund Investments may also include Portfolio Companies that are in a state of distress or which have a poor record, and which are undergoing restructuring or changes in management, and there can be no assurances that such restructuring or changes will be successful. The management of such Portfolio Companies may depend on one or two key individuals, and the loss of the services of any of such individuals may adversely affect the performance of such Portfolio Companies.

Control Positions. The Fund (in the case of Direct Investments) may take control positions in Portfolio Companies. The exercise of control over a Portfolio Company imposes additional risks of liability for environmental damage, product defects, failure to supervise management, violation of governmental regulations and other types of liability in which the limited liability characteristic of a corporation may be ignored, which would increase the Fund's possibility of incurring losses.

Limited Operating History of Portfolio Companies. Portfolio Companies may have limited operating histories by which to assess their ability to achieve, sustain and increase revenues or profitability. A Portfolio Company's financial results will be affected by many factors, including (i) the ability to successfully identify a market or markets in which there is a need for its products; (ii) the ability to successfully negotiate strategic alliances, licensing and other relationships for product development, marketing, distribution and sales; (iii) the progress of research and development programs with respect to the development of additional products and enhancements to existing products; (iv) the ability to protect proprietary rights; and (v) competing technological and market developments, particularly companies that have substantially greater resources. There can be no assurance that the Portfolio Companies will ever achieve significant commercial revenues or profitability.

Risks Associated with Management of Growth. To achieve their projected revenues and other targeted operating results, the Portfolio Companies may be required to rapidly implement and improve operational, financial and management control systems on a timely basis, together with maintaining effective cost controls, and any failure to do so would have a material adverse effect on their business, financial condition and results of operations. The success of their growth plans will depend in part upon their ability to continue to attract, retain and motivate key personnel. Failure to make the required expansions and upgrades could have a material adverse effect on their business, financial condition, results of operations and relationships with their corporate partners. The results of operations of the Portfolio Companies will also be adversely affected if revenues do not increase sufficiently to compensate for the increase in operating expenses resulting from any expansion and there can be no assurance that any expansion will be profitable or will not adversely affect their results of operations.

Reliance on Portfolio Company Management. The day-to-day operations of each Portfolio Company will be the responsibility of its own management team. Although the Adviser will monitor the performance of investments and will screen for capable management skills, there can be no assurance that such management will be able to operate any such Portfolio Company in accordance with the Fund's expectations. In addition, the loss to a Portfolio Company of a member of its management team could be detrimental to the development of the Portfolio Company.

Market Uncertainties. Even if the Portfolio Companies' product and service development efforts are successful, their ultimate success will depend upon market acceptance of the concepts, the products and the services. Portfolio Companies may not have engaged in any formal market research studies with respect to the establishment of a market for their products. There can be no assurance that performance errors and deficiencies will not be found, or if found, that they will be able to successfully correct such performance errors and deficiencies in a timely manner or at all. Even if the concepts gain initial market acceptance, competitors are likely to introduce concepts with comparable price and performance characteristics. This competition may result in reduced future market acceptance for their products and decreasing sales and lower gross margins which could have a material adverse effect on the business, financial condition and results of operations of the Fund and the Portfolio Companies.

No Assurance of Additional Capital for Investments. Even if a Portfolio Company is successful generating revenues and expanding its service offerings, it may require additional financing to continue product and service development, testing and, ultimately, marketing and other operational activities. Moreover, its cash requirements may vary materially due to service development results, service testing results, changing relationships with strategic partners, changes in the focus and direction of its research and development programs, competitive and technological advances of competitors, and other factors. Additional financing may not be available when needed or on acceptable terms. If additional financing is not available, the Portfolio Company may need to delay, scale back or eliminate certain of its product development, marketing or other activities, or even be forced to cease operations and liquidate.

Portfolio Company Operations Not Transparent. The Adviser does not control the investments or operations of the Portfolio Companies. A Portfolio Fund Manager may employ investment strategies that differ from its past practices and are not fully disclosed to the Adviser and that involve risks that are not anticipated by the Adviser. Some Portfolio Company Managers may have a limited operating history, and some may have limited experience in executing one or more investment strategies to be employed for a Portfolio Company. Furthermore, there is no guarantee that the information given to the Administrator and reports given to the Adviser with respect to Fund Investments will not be fraudulent, inaccurate or incomplete.

Termination of the Fund's Interest in a Portfolio Company. A Portfolio Company may, among other things, terminate the Fund's interest in that Portfolio Company (causing a forfeiture of all or a portion of such interest) if the Fund fails to satisfy any capital call by that Portfolio Company or if the continued participation of the Fund in the Portfolio Company would have a material adverse effect on the Portfolio Company or its assets.

Risks Related to Secondary Investments

General Risks of Secondary Investments. The overall performance of the Fund's Secondary Investments will depend in large part on the acquisition price paid, which may be negotiated based on incomplete or imperfect information. Certain Secondary Investments may be purchased as a portfolio, and in such cases the Fund may not be able to exclude from such purchases those investments that the Adviser considers (for commercial, tax, legal or other reasons) less attractive. Where the Fund acquires a portfolio company interest as a Secondary Investment, the Fund will generally not have the ability to modify or amend such portfolio company's constituent documents (e.g., limited partnership agreements) or otherwise negotiate the economic terms of the interests being acquired. In addition, the costs and resources required to investigate the commercial, tax and legal issues relating to secondary investments may be greater than those relating to primary investments.

Contingent Liabilities Associated with Secondary Investments. Where the Fund acquires a portfolio company interest as a Secondary Investment, the Fund may acquire contingent liabilities associated with such interest. Specifically, where the seller has received distributions from the relevant portfolio company and, subsequently, that portfolio company recalls any portion of such distributions, the Fund (as the purchaser of the interest to which such distributions are attributable) may be obligated to pay an amount equivalent to such distributions to such portfolio company. While the Fund may be able, in turn, to make a claim against the seller of the interest for any monies so paid to the portfolio company, there can be no assurance that the Fund would have such right or prevail in any such claim.

Risks relating to Secondary Investments involving syndicates. The Fund may acquire Secondary Investments as a member of a purchasing syndicate, in which case the Fund may be exposed to additional risks, including (among other things): (i) counterparty risk, (ii) reputation risk, (iii) breach of confidentiality by a syndicate member and (iv) execution risk.

Risks Related to Co-Investments

General Risks of Co-Investments. The Fund may make co-investments on an opportunistic basis. There can be no assurance that the Fund will be given co-investment opportunities, or that any co-investment offered to the Fund would be appropriate or attractive to the Fund. Co-investments generally are more concentrated than investments in portfolio companies, which generally hold multiple portfolio companies. Due diligence will be conducted on co-investment opportunities; however, the Adviser may not have the ability to conduct the same level of due diligence applied to Portfolio Company investments. In addition, there may be limited opportunities to negotiate the terms of such co-investments. However, in instances where the terms of a co-investment are negotiable, such terms may be heavily negotiated and may incur additional transactional costs for the Fund. As is typical in such matters, the Adviser generally will rely on the Portfolio Company manager or sponsor offering such co-investment opportunity to perform most of the due diligence on the relevant portfolio company and to negotiate terms of the co-investment.

The Fund may indirectly make binding co-investment commitments without an ability to participate in the management and control of, and with no or limited ability to transfer its interests in, the pertinent operating company. In some such cases, the Fund may be obligated to fund its entire co-investment commitment up front, and in other cases the Fund is expected to make commitments to fund co-investments from time to time as called by the portfolio company manager or the sponsor that is managing such co-investment. Generally, neither the Adviser nor the Fund will have control over the timing of capital calls or distributions received from such co-investment, or over investment decisions made in such co-investments.

Risks Related to Listed Securities

Equity Security Risk. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors, or companies in which the Fund invests.

Fixed Income Securities Risk. A rise in interest rates typically causes bond prices to fall. The longer the duration of bonds held by a Fund, the more sensitive it will likely be to interest rate fluctuations. Duration measures the weighted average term to maturity of a bond's expected cash flows. Duration also represents the approximate percentage change that the price of a bond would experience for a 1% change in yield. For example: the price of a bond with a duration of 5 years would change approximately 5% for a 1% change in yield. The price of a bond with a duration of 10 years would be expected to decline by approximately 10% if its yield was to rise by 1%. Bond yields tend to fluctuate in response to changes in market levels of interest rates. Generally, if interest rates rise, a bond's yield will also rise in response; the duration of a bond will determine how much the price of the bond will change in response to the change in yield.

The Fund's investments in fixed-income securities and positions in fixed-income derivatives may decline in value because of changes in interest rates. As nominal interest rates rise, the value of fixed-income securities and any long positions in fixed-income derivatives held by the Fund are likely to decrease, whereas its short positions in fixed-income derivatives is likely to increase.

Credit Risk. Credit risk is the risk that the credit strength of an issuer of a fixed-income security will weaken and/ or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Liquidity and Valuation Risk. Liquidity risk is the risk that securities may be difficult or impossible to sell at the time the Adviser would like or at the price it believes the security is currently worth. Liquidity risk may be increased for certain Fund investments, including those investments in Portfolio Funds with gating provisions or other limitations on investor withdrawals and restricted or illiquid securities. Some Portfolio Funds in which the Fund invests may impose restrictions on when an investor may withdraw its investment or limit the amounts an investor may withdraw. To the extent that the Adviser seeks to reduce or sell out of its investment at a time or in an amount that is prohibited, the Fund may not have the liquidity necessary to participate in other investment opportunities or may need to sell other investments that it may not have otherwise sold.

The Fund may also invest in securities that, at the time of investment, are illiquid, as determined by using the SEC's standard applicable to registered investment companies (i.e., securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Investment of the Fund's assets in illiquid and restricted securities may also restrict the Fund's ability to take advantage of market opportunities.

Valuation risk is the risk that one or more of the securities in which the Fund invests are priced differently than the value realized upon such security's sale. In times of market instability, valuation may be more difficult, in which case the Adviser's judgment may play a greater role in the valuation process.

High-Yield/High-Risk Bond Risk. High-yield/high risk bonds, or "junk" bonds, are bonds rated below investment-grade by the primary rating agencies, such as Standard & Poor's, Fitch and Moody's, or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk than investment-grade bonds. Issuers of high-yield/high risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings. Further, secondary markets for high-yield securities are less liquid than the market for investment-grade securities. Therefore, it may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

Loan Risk. The Fund may invest in a variety of loans. Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund's investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed rate debt securities. The bank loans underlying these securities often involve borrowers with low credit ratings whose financial conditions are troubled or uncertain, including companies that are highly leveraged or in bankruptcy proceedings. Participation interests and assignments involve credit, interest rate, and liquidity risk. Loans may have settlement times longer than seven days, which can affect the overall liquidity of the Fund's portfolio. In addition, certain loans may not be "securities" under the federal securities laws and the holders of such loans may not have the protections of the federal securities laws.

Listed Private Equity Risk. Listed private equity companies are typically regulated vehicles listed on a public stock exchange that invest in private equity transactions or funds. Such vehicles may take the form of corporations, business development companies, unit trusts, publicly traded partnerships, or other structures, and may focus on mezzanine, infrastructure, buyout or venture capital investments. Listed private equity may also include investments in publicly listed companies in connection with a privately negotiated financing or an attempt to exercise significant influence on the subject of the investment. Listed private equity investments usually have an indefinite duration.

Listed private equity occupies a small portion of the public equity universe, including only a few professional investors who focus on and actively trade such vehicles. As a result, relatively little market research is performed on listed private equity companies, only limited public data may be available regarding these vehicles and their underlying investments, and market pricing may significantly deviate from published net asset value. This can result in market inefficiencies and may offer opportunities to specialists that can value the underlying private equity investments.

Listed private equity vehicles are typically liquid and capable of being traded daily, in contrast to direct investments and private equity funds, in which capital is subject to lengthy holding periods. Accordingly, listed private equity transactions are significantly easier to execute than other types of private equity investments, giving investors an opportunity to adjust the investment level of their portfolios more efficiently.

Regulatory Risks

Legal, Tax and Regulatory Risks. Legal, tax and regulatory changes could occur during the term of the Fund which may materially adversely affect the Fund. For example, the regulatory and tax environment for leveraged investors and for private equity funds generally is evolving, and changes in the direct or indirect regulation or taxation of leveraged investors or private equity funds may materially adversely affect the ability of the Fund to pursue its investment strategies or achieve its investment objective. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") was signed into law on July 21, 2010 and significantly revised and expanded the rulemaking, supervisory and enforcement authority of U.S. federal bank, securities and commodities regulators. The implementation of the Dodd-Frank Act requires the adoption of various regulations and the preparation of reports by various agencies over a period of time. It is unclear how these regulators will exercise these revised and expanded powers and whether they will undertake rulemaking, supervisory or enforcement actions that would adversely affect the Fund or investments made by the Fund. There can be no assurance that future regulatory actions authorized by the Dodd-Frank Act will not significantly reduce the profitability of the Fund. The implementation of the Dodd-Frank Act could adversely affect the Fund by increasing transaction and/or regulatory compliance costs. In November 2019, the SEC proposed a new rule that, if adopted, would change the regulation of the use of derivatives and financial commitment transactions by registered investment companies. The nature of any final regulations is uncertain at this time, but the Fund may have difficulty adjusting its investment portfolio and strategy in order to comply with such regulations. In addition, greater regulatory scrutiny may increase the Fund's and the Adviser's exposure to potential liabilities. Increased regulatory oversight can also impose administrative burdens on the Fund and the Adviser, including, without limitation, responding to examinations or investigations and implementing new policies and procedures. Certain tax risks associated with an investment in the Fund are discussed in "CERTAIN TAX CONSIDERATIONS."

Reporting Requirements. Shareholders who beneficially own Shares that constitute more than 5% or 10% of the Fund's Shares are subject to certain requirements under the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder. These include requirements to file certain reports with the SEC. The Fund has no obligation to file such reports on behalf of such Shareholders or to notify Shareholders that such reports are required to be made. Shareholders who may be subject to such requirements should consult with their legal advisers.

Failure to Qualify as a RIC or Satisfy Annual Distribution Requirement. To qualify and maintain our qualification as a RIC under the Code, the Fund must meet the following annual distribution, income source and asset diversification requirements. See “Certain Tax Considerations.”

●	The annual distribution requirement for a RIC will be satisfied if the Fund distributes to Shareholders on an annual basis at least 90% of the Fund’s net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. The Fund is subject to an asset coverage ratio requirement under the 1940 Act and may in the future become subject to certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict it from making distributions necessary to satisfy the distribution requirement. If the Fund is unable to obtain cash from other sources, it could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

●	The income source requirement will be satisfied if the Fund obtains at least 90% of its income for each year from dividends, interest, gains from the sale of shares or securities or similar sources.

●	The asset diversification requirement will be satisfied if the Fund meets certain asset diversification requirements at the end of each quarter of its taxable year. To satisfy this requirement, at least 50% of the value of the Fund’s assets must consist of cash, cash equivalents, U.S. government securities, securities of other RICs, and other acceptable securities; and no more than 25% of the value of the Fund’s assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by the Fund and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships.” Failure to meet these requirements may result in the Fund having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of the Fund’s investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If the Fund fails to qualify for or maintain RIC tax treatment for any reason and is subject to corporate income tax, the resulting corporate taxes could substantially reduce the Fund’s net assets, the amount of income available for distribution and the amount of distributions.

Difficulty Meeting RIC Distribution Requirement. Each of the above ongoing requirements for qualification for the favorable tax treatment available to RICs requires that the Adviser obtain information from or about the Portfolio Funds in which the Fund is invested. However, Portfolio Funds generally are not obligated to disclose the contents of their portfolios. This lack of transparency may make it difficult for the Adviser to monitor the sources of the Fund's income and the diversification of its assets, and otherwise to comply with Subchapter M of the Code. Ultimately this may limit the universe of Portfolio Funds in which the Fund can invest.

Portfolio Funds classified as partnerships for U.S. federal income tax purposes may generate income allocable to the Fund that is not qualifying income for purposes of the source-of-income requirement, described above. In order to meet the source-of-income requirement, the Fund may structure its investments in a way potentially increasing the taxes imposed thereon or in respect thereof. Because the Fund may not have timely or complete information concerning the amount and sources of such a Portfolio Fund's income until such income has been earned by the Portfolio Fund or until a substantial amount of time thereafter, it may be difficult for the Fund to satisfy source-of-income requirement.

In the event that the Fund believes that it is possible that it will fail the asset diversification requirement at the end of any quarter of a taxable year, it may seek to take certain actions to avert such failure, including by acquiring additional investments to come into compliance with the asset diversification tests or by disposing of non-diversified assets. Although the Code affords the Fund the opportunity, in certain circumstances, to cure a failure to meet the asset diversification test, including by disposing of non-diversified assets within six months, there may be constraints on the Fund's ability to dispose of its interest in a Portfolio Fund that limit utilization of this cure period. Because the Fund's allocable portion of a Portfolio Fund's taxable income will be included in the Fund's investment company taxable income for the year of the accrual, the Fund may be required to make a distribution to Shareholders in order to satisfy the annual distribution requirement, even though the Fund will not have received any corresponding cash amount. As a result, the Fund may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain its qualification as a RIC under the Code. The Fund may have to sell some of its investments at times and/or at prices the Fund would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Fund is not able to obtain cash from other sources, the Fund may fail to qualify for or maintain RIC tax treatment and thus become subject to corporate-level income tax. For additional discussion regarding the tax implications of a RIC, see "CERTAIN TAX CONSIDERATIONS."

LIMITS OF RISKS DISCLOSURE

The above discussions and the discussions in the SAI relating to various risks associated with the Fund, Fund Investments, and Shares are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire Confidential Memorandum, the SAI, and the Agreement and Declaration of Trust and should consult with their own advisers before deciding whether to invest in the Fund. In addition, as the Fund's investment program or market conditions change or develop over time, an investment in the Fund may be subject to risk factors not currently contemplated or described in this Confidential Memorandum.

In view of the risks noted above, the Fund should be considered a speculative investment and prospective investors should invest in the Fund only if they can sustain a complete loss of their investment.

No guarantee or representation is made that the investment program of the Fund will be successful, that the various Portfolio Funds or Fund Investments selected will produce positive returns, or that the Fund will achieve its investment objective.

MANAGEMENT OF THE FUND

The Board of Trustees

The Board has overall responsibility for the management and supervision of the business operations of the Fund on behalf of the Shareholders. A majority of Trustees of the Board are and will be persons who are not "interested persons," as defined in Section 2(a)(19) of the 1940 Act (the "Independent Trustees"). To the extent permitted by the 1940 Act and other applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Fund, any committee of the Board, service providers or the Adviser. See "BOARD OF TRUSTEES AND OFFICERS" in the Fund's SAI for the identities of the Trustees and executive officers of the Fund, brief biographical information regarding each of them, and other information regarding the election and membership of the Board.

The Adviser

OATH Advisors LLC, located at 745 Fifth Avenue, Suite 500, New York, NY 10151, serves as the investment adviser of the Fund and will be responsible for determining and implementing the Fund's overall investment strategy, including direct investments. The Adviser, formed in June 2020, is a private, independently-owned firm that is registered as an investment adviser with the SEC under the Advisers Act.

The Adviser and its affiliates may serve as investment managers or otherwise manage or direct the investment activities of other registered and/or private investment companies with investment programs similar to the investment program of the Fund. See "CONFLICTS OF INTEREST."

Management Team – OATH Advisors LLC

The Adviser has an experienced investment team with significant expertise underwriting and executing private equity investments and managing private equity strategies. The Fund's investment team will be led by Mark S. Ostroff and Josh Koplewicz, whose bios are included below:

Mr. Mark Ostroff has served as portfolio manager since the Fund’s inception and has over thirty years of experience in investment banking, investment management, alternative asset allocation, and wealth advisory. Prior to co-founding the Adviser, he founded and managed three separate alternative asset management firms. Mr. Ostroff earned a Master of Business Administration from the University of Chicago Booth School of Business and a Bachelor of Science in Engineering from the University of Pennsylvania.

Mr. Josh Koplewicz has served as portfolio manager since the Fund’s inception and has over twenty years of experience in principal investments. Prior to joining the Adviser, he served as a Principal with Goldman Sachs’ special situations groups, where he was responsible for investing in a broad range of financial services and business service companies. In [   ], he founded Thayer Street Partners, which provides capital and financial solutions to business services and financial companies. Mr. Koplewicz earned a Bachelor of Arts from Brown University.

INVESTMENT MANAGEMENT AGREEMENT

The Investment Management Agreement became effective as of [___] and will continue in effect for an initial two-year term. Thereafter, the Investment Management Agreement will continue in effect from year to year provided such continuance is specifically approved at least annually by (i) the vote of a majority of the outstanding voting securities of the Fund, or a majority of the Board, and (ii) the vote of a majority of the Independent Trustees of the Fund, cast in person at a meeting called for the purpose of voting on such approval. The Investment Management Agreement will terminate automatically if assigned (as defined in the 1940 Act) and is terminable at any time without penalty upon 60 days' written notice to the Fund by either the Board or the Adviser. A discussion regarding the basis for the Board's approval of the Investment Management Agreement will be available in the Fund's first report to Shareholders.

The Investment Management Agreement provides that, in the absence of willful misfeasance, bad faith, reckless disregard or gross negligence of its obligations to the Fund, the Adviser and any partner, director, officer or employee of the Adviser, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of services to the Fund. The Investment Management Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund, of the Adviser, or any partner, director, officer or employee of the Adviser, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the person's willful misfeasance or gross negligence of its obligations to the Fund. Such indemnification includes losses sustained by the Adviser or its affiliates as an indemnitor under any sub-servicing or other agreement entered into by the Adviser for the benefit of the Fund to the extent that such losses relate to the Fund and the indemnity giving rise to the losses is not broader than that granted by the Fund to the Adviser or its affiliates pursuant to the Investment Management Agreement. The Fund has the right to consent before the Adviser settles or consents to the settlement of a claim involving such indemnitor losses (but such consent right will not affect the Adviser's entitlement to indemnification).

Management Fee

The Fund will pay the Adviser a management fee (the "Management Fee") in consideration of the advisory and other services provided by the Adviser to the Fund. Pursuant to the Investment Management Agreement, the Fund will pay a quarterly Management Fee equal to 1.75% on an annualized basis of the Fund's average daily net assets during such period. Net assets means the total assets of the Fund (including any assets attributable to leverage) minus the sum of the Fund's accrued liabilities (other than money attributed to leverage). The Management Fee is paid to the Adviser out of the Fund's assets and decreases the net profits or increases the net losses of the Fund. The Management Fee will be computed as of the last day of each quarter and will be due and payable in arrears within fifteen business days after the end of the quarter.

Incentive Fee

Additionally, the Fund will pay the Adviser an incentive fee equal to 20% of the amount by which net new profits of the Fund exceed the “hurdle amount,” which is calculated as of the last day of the preceding calendar year of the Fund at a rate equal to 8.0% (the “Incentive Fee”). The Incentive Fee is made on a “peak to peak,” or “high watermark” basis, which means that the Incentive Fee is made only with respect to new net profits. If the Fund has a net loss in any period followed by a net profit, no Incentive Fee will be paid with respect to such subsequent appreciation until such net loss has been recovered.

The Management Fee is paid to the Adviser before giving effect to any repurchase of Shares in the Fund effective as of that date and will decrease the net profits or increase the net losses of the Fund that are credited to its Shareholders. The basis for the Management Fee could be larger than the Fund's net asset value due to unfunded commitments to invest in Fund Investments. Investors are advised that the actual amount of unfunded commitments will be disclosed in the Fund's published financial statements.

A portion of the Management Fee may be paid to brokers or dealers that assist in the distribution of Shares, including brokers or dealers that may be affiliated with the Adviser.

PLACEMENT AGENT

[___] (the “Placement Agent”), whose principal business address is [___], acts as placement agent to the Fund on a best-efforts basis, subject to various conditions, pursuant to a placement agent agreement (the “Placement Agent Agreement”) between the Fund and the Placement Agent.

Shares are offered with a maximum placement fee of [___]% of the subscription amount. The placement fee will be deducted out of the investor’s subscription amount and will not constitute part of an investor’s capital contribution to the Fund or part of the assets of the Fund. The Placement Agent may elect to reduce, otherwise modify or waive the Placement Fee with respect to any Shareholder. No placement fee is expected to be charged with respect to investments by the Adviser, its affiliates, and its directors, principals, officers and employees and others in the Placement Agent’s sole discretion.

The Placement Agent is also responsible for selecting and entering into sub-placement agent agreements with brokers and dealers in connection with the offering of Shares and for negotiating the terms of any such arrangements, pursuant to which the Placement Agent may pay some or all of any placement fee to such third parties.

Neither the Placement Agent nor any other party is obligated to purchase any Shares from the Fund. There is no minimum aggregate number of Shares required to be purchased.

The Adviser and/or its affiliates may make payments to selected affiliated or unaffiliated third parties (including the parties who have entered into sub-placement agent agreements with the Placement Agent from time to time in connection with the sale of Shares and/or the services provided to Shareholders. These payments will be made out of the Advisers’ and/or its affiliates’ own assets and will not represent an additional charge to the Fund. The amount of such payments may be significant in amount and the prospect of receiving any such payments may provide such third parties or their employees with an incentive to favor sales of Shares over other investment options.

Pursuant to the Placement Agent Agreement, the Placement Agent is solely responsible for the costs and expenses incurred in connection with (i) its qualification as a broker-dealer under state or federal laws, and (ii) the promotion of the offering of Shares. The Placement Agent Agreement also provides that the Fund will indemnify the Placement Agent and its affiliates and certain other persons against certain liabilities.

ADMINISTRATION

The Fund has retained the Administrator, [___], whose principal business address is [___], to provide administrative services, and to assist with the Fund’s operational needs. The Administrator provides such services to the Fund pursuant to an administration agreement between the Fund and the Administrator (the "Administration Agreement"). The Administrator is responsible directly or through its agents for, among other things, providing the following services to the Fund, as applicable; (1) maintaining a list of Shareholders and generally performing all actions related to the issuance and repurchase of Shares, if any, including delivery of trade confirmations and capital statements; (2) providing certain administrative, clerical and bookkeeping services; (3) providing transfer agency services, services related to the payment of distributions, and accounting services; (4) computing the net asset value of the Fund in accordance with U.S. GAAP and procedures defined in consultation with the Adviser; (5) assisting in the preparation of semi-annual and annual financial statements of the Fund in accordance with U.S. GAAP, quarterly reports of the operations of the Fund and information required for U.S. federal and applicable state and local income tax returns; (6) supervising regulatory compliance matters and preparing certain regulatory filings; and (7) performing additional services, as agreed upon, in connection with the administration of the Fund. The Administrator may from time to time delegate its responsibilities under the Administration Agreement to one or more parties selected by the Administrator, including its affiliates or affiliates of the Adviser.

In consideration for these services, the Administrator is paid a fee calculated based upon the average net asset value of the Fund, subject to a minimum fee (the "Administration Fee"). The Administration Fee is paid to the Administrator out of the assets of the Fund and therefore decreases the net profits or increases the net losses of the Fund. The Administrator is also reimbursed by the Fund for out-of-pocket expenses relating to services provided to the Fund and receives a fee for transfer agency services. The Administration Fee and the other terms of the Administration Agreement may change from time to time as may be agreed to by the Fund and the Administrator.

The Administration Agreement provides that the Administrator's cumulative liability to the Fund for a calendar year will be limited in relation to the fees and expenses charged by the Administrator in the relevant calendar year. In addition, the Administrator shall have no liability for any error of judgment or mistake of law or for any loss or damage resulting from the performance or nonperformance of its duties unless solely caused by or resulting from the willful misconduct or gross negligence of the Administrator, its officers or employees. In addition, the Administrator will not be liable for any special, indirect, incidental, punitive or consequential damages, including lost profits, of any kind whatsoever (including, without limitation, attorneys' fees) under any provision of the Administration Agreement or for any such damages arising out of any act or failure to act thereunder.

The Administration Agreement also provides that the Fund shall indemnify and hold the Administrator and its directors, officers, agents, and employees harmless from all loss, cost, damage and expense, including reasonable fees and expenses for counsel, incurred by the Administrator resulting from any claim, demand, action or suit in connection with the Administrator's acceptance of the Administration Agreement, any action or omission by the Administrator in the performance of its duties as administrator of the Fund, or as a result of acting upon instructions reasonably believed by it to have been duly authorized by the Fund or upon reasonable reliance on information or records given or made by the Fund or the Adviser. The indemnification will not apply to actions of the Administrator, its officers, or employees in cases of their own willful misconduct bad faith, reckless disregard or gross negligence in the performance of their duties.

CUSTODIAN

[___] (the "Custodian") serves as the primary custodian of the assets of the Fund and may maintain custody of such assets with U.S. and non-U.S. sub-custodians (which may be banks and trust companies), securities depositories and clearing agencies in accordance with the requirements of Section 17(f) of the 1940 Act and the rules thereunder. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or non-U.S. sub-custodians in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian's principal business address is [___].

FUND EXPENSES

The Fund will pay all of its expenses and/or reimburse the Adviser or its affiliates to the extent they have previously paid such expenses on behalf of the Fund. The expenses of the Fund include, but are not limited to,

•	any fees and expenses in connection with the offering and issuance of Shares;

•	all costs, fees and expenses reasonably incurred in connection with the operation of the Fund, such as direct and indirect expenses related to the purchasing, monitoring, identifying, evaluating, investigating, negotiating, acquiring, holding, operating and selling of investments (whether or not such investments are consummated), investment structuring (including forming and maintaining subsidiary investment vehicles) whether or not such investments are consummated, corporate actions, round-trip travel, lodging, meals and other incidentals associated with the due diligence and monitoring activities and enforcing the Fund’s rights in respect of the Fund Investments;

•	quotation or valuation expenses;

•	investment banking and appraisal costs;

•	expenses related to other third-party service providers;

•	the Management Fee, the Incentive Fee and the Administration Fee;

•	brokerage commissions;

•	all principal, interest, fees, expenses and any other amounts incurred in connection with borrowings, financings, guarantees, derivative or hedging transactions, or the provision of security interests or other collateral (including, if applicable, fees and expenses of lender’s counsel associated with such transactions, including for review of side letters);

•	professional fees (including, without limitation, expenses of consultants, experts and specialists);

•	research expenses;

•	fees and expenses of outside tax or legal counsel (including fees and expenses associated with the review of documentation for prospective investments by the Fund), including foreign counsel;

•	accounting, auditing and tax preparation expenses;

•	expenses relating to fees and expenses in connection with repurchase offers and any repurchases of Shares;

•	taxes and governmental fees (including tax preparation fees);

•	fees and expenses of any custodian, sub-custodian, transfer agent, and registrar, and any other agent of the Fund;

•	all costs and charges for equipment or services used in communicating information regarding the Fund’s transactions with any custodian or other agent engaged by the Fund, as applicable;

•	bank service fees;

•	all unreimbursed expenses incurred in connection with the collection of amounts due to the Fund from any person or entity;

•	expenses relating to the use of third-party vendors and service providers for establishing, developing, improving, populating or maintaining information technology, infrastructure or other similar or related systems (including software, databases and cloud-based services or products) to be used by or for the benefit of the Fund;

•	costs and expenses relating to any amendment of the Agreement and Declaration of Trust or other organizational documents of the Fund;

•	expenses of preparing, amending, printing, and distributing the Confidential Memorandum, SAI, and any other sales material (and any supplements or amendments thereto), reports, notices, websites, other communications to Shareholders, and proxy materials;

•	expenses of preparing, printing, and filing reports and other documents with government agencies;

•	expenses of Shareholders’ meetings, including the solicitation of proxies in connection therewith;

•	expenses of corporate data processing and related services;

•	Shareholder recordkeeping and account services, fees, and disbursements;

•	expenses relating to investor and public relations;

•	fees and expenses of the members of the Board who are not employees of the Adviser or its affiliates;

•	insurance premiums;

•	Extraordinary Expenses (as defined below); and

•	all costs and expenses incurred as a result of dissolution, winding-up and termination of the Fund. The Fund may need to sell Fund Investments to pay fees and expenses, which could cause the Fund to realize taxable gains.

The Adviser or its Affiliates may advance payment for such expenses on behalf of the Fund until the Fund commences operations, and the Fund will reimburse such party as soon as possible thereafter on a dollar for dollar basis.

In addition, transaction expenses related to a Portfolio Company (whether or not such investment is consummated) which are not borne by a Portfolio Company shall be borne by the Fund, on the one hand, and any co-investor (other than a participating lender) who participates directly in such investment (whether or not consummated), on the other hand, on a pro-rata basis relative to their respective invested capital for such investment (whether or not consummated). In certain cases, the Fund may pay for a co-investor's pro-rata portion of such transaction expenses as described above.

"Extraordinary Expenses" means all expenses incurred by the Fund, as applicable, outside of the ordinary course of its business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or dispute and the amount of any judgment or settlement paid in connection therewith, or the enforcement of the rights against any person or entity; costs and expenses for indemnification or contribution payable to any person or entity (including, without limitation, pursuant to the indemnification obligations described under "SUMMARY OF THE AGREEMENT AND DECLARATION OF TRUST — Limitation of Liability; Indemnification"); expenses of a reorganization, restructuring or merger, as applicable; expenses of holding, or soliciting proxies for, a meeting of Shareholders (except to the extent relating to items customarily addressed at an annual meeting of a registered closed-end management investment company); and the expenses of engaging a new administrator, custodian, transfer agent or escrow agent.

The Adviser will bear all of its own routine overhead expenses, including rent, utilities, salaries, office equipment and communications expenses. In addition, the Adviser is responsible for the payment of the compensation and expenses of those members of the Board and officers of the Fund affiliated with the Adviser, and making available, without expense to the Fund, the services of such individuals, subject to their individual consent to serve and to any limitations imposed by law.

The Adviser and its affiliates may be entitled to receive topping, break-up, monitoring, directors' organizational, set-up, advisory, investment banking, syndication and other similar fees in connection with the purchase, monitoring or disposition of Fund Investments or from unconsummated transactions. Any such fees earned in respect of the Fund Investments shall be for the benefit of the Fund.

The Adviser has entered into an expense limitation and reimbursement agreement (the "Expense Limitation Agreement") with the Fund, whereby the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund (a "Waiver"), if required to ensure the Fund's aggregate monthly ordinary operating expenses, excluding certain "Specified Expenses" listed below, borne by the Fund in respect of each Class of Shares during the Limitation Period to an amount not to exceed [___]%, on an annualized basis, of the Fund's month-end net assets (the "Expense Cap").

If the Fund's aggregate monthly ordinary operating expenses, exclusive of the Specified Expenses, in respect of any Class of Shares for any month exceed the Expense Cap applicable to that Class of Shares, the Adviser will waive its Management Fee and/or reimburse the Fund for expenses to the extent necessary to eliminate such excess. The Adviser may also directly pay expenses on behalf of the Fund and waive reimbursement under the Expense Limitation Agreement. To the extent that the Adviser waives its Management Fee and/or reimburses expenses, the Adviser may, for a period not to exceed three years from the date on which a Waiver is made, recoup amounts waived or assumed, provided it is able to effect such recoupment without causing the Fund's expense ratio (after recoupment) to exceed the lesser of (a) the expense limit in effect at the time of the waiver, and (b) the expense limit in effect at the time of the recoupment.

Specified Expenses that are not covered by the Expense Limitation and Reimbursement Agreement include: (i) the Management Fee; (ii) all fees and expenses of Fund Investments (including any underlying fees of the Fund Investments (the "Acquired Fund Fees and Expenses")); (iii) transactional costs, including legal costs and brokerage commissions, associated with the acquisition and disposition of Private Market Assets and other investments; (iv) interest payments incurred on borrowing by the Fund; (v) fees and expenses incurred in connection with a credit facility, if any, obtained by the Fund; (vi) distribution and shareholder servicing fees, as applicable; (vii) taxes; and (viii) extraordinary expenses resulting from events and transactions that are distinguished by their unusual nature and by the infrequency of their occurrence, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceeding, indemnification expenses, and expenses in connection with holding and/or soliciting proxies for all annual and other meetings of Shareholders").

The Expense Limitation Agreement will have a term ending one-year from the date the Fund commences operations, and will automatically renew thereafter for consecutive twelve-month terms, provided that such continuance is specifically approved at least annually by a majority of the Trustees. The Expense Limitation Agreement may be terminated by the Fund's Board of Trustees upon thirty days' written notice to the Adviser.

The Portfolio Funds will bear various fees and expenses in connection with their operations. These fees and expenses are similar to those incurred by the Fund. In addition, the Portfolio Funds will pay asset-based fees to their Portfolio Fund Managers and generally may pay performance-based fees or allocations to their Portfolio Fund Managers, which effectively reduce the investment returns of the Portfolio Funds. These expenses, fees, and allocations are in addition to those incurred by the Fund directly. As an investor in the Portfolio Funds, the Fund will bear a portion of the expenses and fees of the Portfolio Funds. Such indirect fees and expenses are borne by the Fund.

The Fund's expenses incurred and to be incurred in connection with the Fund's organization are not expected to exceed $[___]. The Fund's expenses incurred and to be incurred in connection with the offering of Shares will be amortized by the Fund over the 12-month period beginning on the Initial Closing Date and are not expected to exceed $[___]. The Fund will also bear directly certain ongoing offering costs associated with any periodic offers of Shares, which will be expensed as they are incurred. Offering costs cannot be deducted by the Fund or the Shareholders for U.S. federal income tax purposes.

The Fund's fees and expenses will decrease the net profits or increase the net losses of the Fund.

VOTING

Each Shareholder will have the right to cast a number of votes, based on the value of such Shareholder's Shares, at any meeting of Shareholders called by the (i) Board or (ii) Shareholders holding at least a majority of the total number of votes eligible to be cast by all Shareholders. Except for the exercise of such voting privileges, Shareholders will not be entitled to participate in the management or control of the Fund's business and may not act for or bind the Fund.

CONFLICTS OF INTEREST

The Fund may be subject to a number of actual and potential conflicts of interest, including, but not limited to, those set forth in further detail below.

Affiliates

The Adviser and its affiliates may engage in financial advisory activities that are independent from, and may from time to time conflict with, those of the Fund. In the future, there might arise instances where the interests of such affiliates conflict with the interests of the Fund. The Adviser and its affiliates may provide services to, invest in, advise, sponsor and/or act as investment manager to investment vehicles and other persons or entities (including prospective investors in the Fund) which may have structures, investment objectives and/or policies that are similar to (or different than) those of the Fund; and which may compete with the Fund for investment opportunities. In addition, the Adviser and its affiliates and their respective clients may themselves invest in securities that would be appropriate for the Fund and may compete with the Fund for investment opportunities. By acquiring Shares of the Fund, each Shareholder will be deemed to have acknowledged the existence of any such actual and potential conflicts of interest and to have waived any claim with respect to any liability arising from the existence of any such conflict of interest, except as may otherwise be provided under the provisions of applicable state law or Federal securities law which cannot be waived or modified.

Although the Adviser and its affiliates will seek to allocate investment opportunities among the Fund and their other clients in a fair and reasonable manner, there can be no assurance that an investment opportunity which comes to the attention of the Adviser or its affiliates will be appropriate for the Fund or will be referred to the Fund. The Adviser and its affiliates are not obligated to refer any investment opportunity to the Fund.

The directors, partners, trustees, managers, members, officers and employees of the Adviser and its affiliates may buy and sell securities or other investments for their own accounts (including through funds managed by the Adviser or its affiliates). As a result of differing trading and investment strategies or constraints, investments may be made by directors, partners, trustees, managers, members, officers and employees that are the same, different from or made at different times than investments made for the Fund. To reduce the possibility that the Fund will be materially adversely affected by the personal trading described above, each of the Fund and the Adviser have adopted codes of ethics (collectively, the "Codes of Ethics") in compliance with Section 17(j) of the 1940 Act that restrict securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the portfolio transactions of the Fund. The Codes of Ethics can be reviewed and may be obtained by calling the SEC at 1-202-942-8090. The Codes of Ethics are also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by email at publicinfo@sec.gov.

Affiliates of the Adviser may in the future have other clients with investment objectives that are similar to or compete with the Fund's investment objectives, including private funds and managed accounts. The Fund will not engage in co-investments alongside affiliates unless the Fund has received an order granting exemption from Section 17 of the 1940 Act or unless such investments are not prohibited by Section 17(d) of the 1940 Act or interpretations of Section 17(d) as expressed in SEC no-action letters or other available guidance.

Allocation of the Adviser's, and its Affiliates Time

The Fund substantially relies on the Adviser to manage the day-to-day activities of the Fund and to implement the Fund's investment strategy. The Adviser and certain of its affiliates may be involved with activities which are unrelated to the Fund. For example, the Adviser and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the Fund and/or may involve substantial time and resources of the Adviser. These activities could be viewed as creating a conflict of interest in that the time and effort of the Adviser its affiliates and each of their officers and employees will not be devoted exclusively to the Fund's business but will be allocated between the Fund and the management of the assets of other advisees of the Adviser and its affiliates. The Adviser and its employees will devote only as much of their time to the Fund's business as the Adviser and its employees, in their judgment, determine is reasonably required, which may be substantially less than their full time. Therefore, the Adviser and its employees and certain affiliates may experience conflicts of interest in allocating management time, services and functions among the Fund and any other business ventures in which they or any of their key personnel, as applicable, are or may become involved. This could result in actions that are more favorable to other affiliated entities than to the Fund.

Nevertheless, the Fund believes that the members of the Adviser's senior management and the other key professionals have sufficient time to fully discharge their responsibilities to the Fund and to the other businesses in which they are involved. The Fund believes that its affiliates and executive officers will devote the time required to manage the business and expect that the amount of time a particular executive officer or affiliate devotes to the Fund will vary during the course of the year and depend on the Fund's business activities at the given time.

Compensation Arrangements

The Adviser will receive substantial fees from the Fund in return for its services, and these fees could influence the advice provided by the Adviser. Among other matters, the compensation arrangements could affect the Adviser's judgment with respect to offerings of equity by the Fund, which allow the Adviser to earn increased Management Fees.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to qualify annually as a RIC under the Code and intends to distribute at least 90% of its annual net taxable income to its Shareholders. For any distribution, the Fund will calculate each Shareholder's specific distribution amount for the period using record and declaration dates. From time to time, the Fund may also pay special interim distributions in the form of cash or Shares at the discretion of the Board. Unless Shareholders elect to receive distributions in the form of cash, the Fund intends to make its ordinary distributions in the form of additional Shares under the DRIP. Any distributions reinvested under the DRIP will nevertheless remain subject to U.S. federal (and applicable state and local) taxation to Shareholders. The Fund may finance its cash distributions to Shareholders from any sources of funds available to it, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets (including Fund Investments), non-capital gains proceeds from the sale of assets (including Fund Investments), dividends or other distributions paid to the Fund on account of preferred and common equity investments by the Fund in Portfolio Companies and [expense reimbursements] from the Adviser. The Fund has not established limits on the amount of funds the Fund may use from available sources to make distributions.

Each year a statement on IRS Form 1099-DIV (or successor form), identifying the character (e.g., as ordinary income, qualified dividend income or long-term capital gain) of the distributions, will be mailed to Shareholders. The Fund's distributions may exceed the Fund's earnings, especially during the period before the Fund has substantially invested the proceeds from this offering. As a result, a portion of the distributions the Fund makes may represent a return of capital for U.S. federal tax purposes. A return of capital generally is a return of your investment rather than a return of earnings or gains derived from the Fund's investment activities and will be made after deduction of the fees and expenses payable in connection with the offering, including any fees payable to the Adviser. See "CERTAIN TAX CONSIDERATIONS." There can be no assurance that the Fund will be able to pay distributions at a specific rate or at all.

The Fund intends to elect to be treated, beginning with the taxable year ending December 31, 2020, and intends to qualify annually, as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify for and maintain RIC tax treatment, the Fund must, among other things, distribute at least 90% of its net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. A RIC may satisfy the 90% distribution requirement by distributing dividends (other than capital gain dividends) during the taxable year (including dividends declared in October, November or December of a taxable year that, if paid in the following January, are treated as paid by a RIC and received by its shareholders in the prior taxable year). In addition, a RIC may, in certain cases, satisfy the 90% distribution requirement by distributing dividends relating to a taxable year after the close of such taxable year under the "spillover dividend" provisions of the Code. If a RIC makes a spillover dividend the amounts will be included in IRS Form 1099-DIV for the year the spillover distribution is paid.

The Fund can offer no assurance that it will achieve results that will permit the Fund to pay any cash distributions. If the Fund issues senior securities, the Fund will be prohibited from making distributions if doing so causes the Fund to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of the Fund's borrowings. See "CERTAIN TAX CONSIDERATIONS."

DISTRIBUTION REINVESTMENT PLAN

The Fund has adopted an "opt-out" distribution reinvestment plan pursuant to which all Shareholders will have the full amount of their cash distributions reinvested in additional Shares unless a Shareholder elects otherwise. Any distributions of the Fund's Shares pursuant to the DRIP are dependent on the continued registration of the Fund's securities or the availability of an exemption from registration in the recipient's home state. Participants in the DRIP are free to elect to participate or terminate participation in the DRIP within a reasonable time as specified below.

If you elect not to participate in the DRIP, you will receive any distributions the Fund declares in cash. For example, if the Board authorizes, and the Fund declares, a distribution, then unless you have "opted-out" of the DRIP, you will have your cash distributions reinvested in additional Shares, rather than receiving the cash distributions. The Fund expects to coordinate distribution payment dates so that the same net asset value that is used for the monthly closing date immediately preceding such distribution payment date will be used to calculate the purchase net asset value for purchasers under the DRIP. Shares issued pursuant to the DRIP will have the same voting rights as the Fund's Shares acquired by subscription to the Fund.

If you wish to participate in the DRIP and receive your distribution in additional Shares, no action will be required on your part to do so. Investors that wish to receive their distributions in cash may do so by making a written election to not participate in the DRIP on the investor's application or by notifying the Administrator in writing [    ]. Such written notice must be received by the Administrator 60 days prior to the record date of the distribution or the Shareholder will receive such distribution in shares through the DRIP. If Shares are held by a broker or other financial intermediary, in some circumstances a Shareholder may "opt out" of the DRIP by notifying its broker or other financial intermediary of such election. Please check with your broker or other financial intermediary for more details.

There are no selling commissions, dealer manager fees or other sales charges to you as a result of your participation in the DRIP. The Fund pays the Administrator's fees under the DRIP. If you receive your ordinary cash distributions in the form of Shares as part of the DRIP, you generally are subject to the same U.S. federal, state and local tax consequences as you would be had you elected to receive your distributions in cash.

Your basis for determining gain or loss upon the sale of Shares received in a distribution from the Fund will be equal to the total dollar amount of the distribution payable in cash. Any Shares received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the Shares are credited to your account. The Fund reserves the right to amend, suspend or terminate the DRIP. You may terminate your account under the DRIP by notifying the Administrator at [___], or by calling the Administrator at [___].

All correspondence concerning the DRIP should be directed to the Administrator by mail at OATH Advisors Partner Fund, c/o [___], [___], or by calling the Administrator at [___].

OUTSTANDING SECURITIES

As of the date of this Confidential Memorandum, there were no outstanding Shares of the Fund.

REPURCHASES OF SHARES

No Right of Redemption

The Fund is not a liquid investment. No Shareholder (or other person holding Shares acquired from a Shareholder) will have the right to require the Fund to redeem its Shares. No public market exists for Shares, and none is expected to develop. Consequently, Shareholders may not be able to liquidate their investment other than as a result of repurchases of Shares by the Fund, as described below.

Repurchases

The Fund intends to provide a limited degree of liquidity to Shareholders by conducting quarterly Repurchase Offers beginning the quarter following the one-year anniversary of the Fund’s commencement of operations.

For each Repurchase Offer, the Board may determine to cause the Fund to offer to repurchase Shares from Shareholders, including the Adviser and its affiliates, pursuant to written tenders by Shareholders. In each Repurchase Offer, the Fund intends to offer to repurchase its Shares at a price equal to NAV in effect on each Valuation Date. The Adviser anticipates recommending to the Board that, under normal market circumstances, the Fund conduct Repurchase Offers of no more than [___]% of the Fund's net assets each calendar quarter. If the value of Shares tendered for repurchase exceeds the value the Fund offered to repurchase, the Fund may determine to repurchase less than the full number of Shares tendered. In such event, Shareholders will have their Shares repurchased on a pro rata basis, and tendering Shareholders will not have all of their tendered Shares repurchased by the Fund. While the Board will consider the recommendation of the Adviser, the Board also may consider the following factors, among others, in determining whether to cause the Fund to make a Repurchase Offer and the number of Shares to be repurchased:

•	whether any Shareholders of the Fund have requested to tender Shares to the Fund;
•	the working capital and liquidity requirements of the Fund;
•	the relative sizes of the repurchase requests and the Fund;
•	the past practice of the Fund in repurchasing Shares in the Fund;
•	the condition of the securities markets and the economy generally, as well as political, national or international developments or current affairs;
•	the anticipated U.S. federal income tax consequences of any proposed repurchases of Shares in the Fund; and
•	the Fund's investment plans, the liquidity of its assets (including fees and costs associated with liquidating Fund Investments), and the availability of information as to the value of its interests in underlying portfolio companies, Portfolio Funds and other Fund Investments.

As described above, in certain circumstances the Board may determine not to conduct a Repurchase Offer, or to conduct a Repurchase Offer of less than 5% of the Fund's net assets. In particular, during periods of financial market stress, the Board may determine that some or all of the Fund Investments cannot be liquidated at their fair value, making a determination not to conduct Repurchase Offers more likely.

While the Fund intends to conduct quarterly Repurchase Offers as described above, the Fund is not required to do so and may amend, suspend or terminate the share repurchase program at any time.

Repurchase Procedures

The Board requires that the Fund repurchase Shares or portions thereof from shareholders pursuant to written tenders only on terms it determines to be fair to the Fund and to all Shareholders. Repurchases of Shares by the Fund will be paid in cash. Repurchases will be effective after receipt and acceptance by the Fund of all eligible written tenders of Shares from Shareholders.

When the Board determines that the Fund will offer to repurchase Shares or fractions thereof, tender offer materials will be provided to Shareholders describing the terms thereof, and containing information Shareholders should consider in deciding whether and how to participate in such Repurchase Offer.

Any Repurchase Offer presented to Shareholders will remain open for a minimum of 20 business days following the commencement of the Repurchase Offer. In the materials that the Fund will send to Shareholders, the Fund will include the date that the tender offer will expire. All tenders for repurchase requests must be received prior to the expiration of the Repurchase Offer in order to be valid.

In order to submit Shares to be repurchased, Shareholders will be required to complete a letter of transmittal, which will be included in the materials sent to Shareholders, as well as any other documents required by the letter of transmittal. At any time prior to the expiration of the Repurchase Offer, shareholders may withdraw their tenders by submitting a notice of withdrawal to the Fund.

The Fund will not repurchase Shares, or fractions thereof, if such repurchase will cause the Fund to be in violation of the securities or other laws of the United States, Delaware or any other relevant jurisdiction.

A Shareholder who tenders some but not all of its Shares for repurchase will be required to maintain a minimum account balance of $[___] for Class [II] Shares and $[___] for Class [I] Shares. Such minimum ownership requirement may be waived by the Board, in its sole discretion. The Fund reserves the right to reduce the amount to be repurchased from a Shareholder so that the required capital balance is maintained.

In the event that the Adviser or any of its affiliates holds Shares in its capacity as a Shareholder, such Shares may be tendered for repurchase in connection with any repurchase offer made by the Fund, without notice to the other Shareholders.

Early Repurchase Fees

A [__]% early repurchase fee will be charged by the Fund with respect to any repurchase of Shares from a Shareholder at any time prior to the day immediately preceding the one-year anniversary of the Shareholder's purchase of the Shares. An early repurchase fee payable by a Shareholder may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund.

Mandatory Redemption by the Fund

In accordance with the terms and conditions of the Agreement and Declaration of Trust, the Fund may cause a mandatory redemption of all or some of the Shares of a Shareholder, or any person acquiring Shares from or through a Shareholder, in the event that the Board determines or has reason to believe, in its sole discretion, that: (i) that Shareholder or person's Shares have been transferred to, or has vested in, any person, by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of a Shareholder; (ii) ownership of the Shares by such Shareholder or other person will cause the Fund to be in violation of, or subject the Fund or the Adviser to additional registration or regulation under the securities, commodities, or other laws of the United States or any other jurisdiction; (iii) continued ownership of the Shares by such Shareholder may be harmful or injurious to the business or reputation of the Fund or the Adviser, or may subject the Fund or any Shareholders or to an undue risk of adverse tax or other fiscal consequences; (iv) any representation or warranty made by a Shareholder in connection with the acquisition of Shares was not true when made or has ceased to be true, or the Shareholder has breached any covenant made by it in connection with the acquisition of Shares; or (v) it would be in the best interests of the Fund for the Fund to cause a mandatory redemption of such Shares in circumstances where the Board determines that doing so is in the best interests of the Fund in a manner as will not discriminate unfairly against any Shareholder.

TRANSFERS OF SHARES

No person shall become a substituted Shareholder of the Fund without the consent of the Fund, which consent may be withheld in its sole discretion. Shares held by Shareholders may be transferred only: (i) by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Shareholder; or (ii) under other limited circumstances, with the consent of the Board (which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances).

Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board that the proposed transferee, at the time of transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability. See "ELIGIBLE INVESTORS." Notice of a proposed transfer of Shares must also be accompanied by a properly completed subscription document in respect of the proposed transferee. In connection with any request to transfer Shares, the Fund may require the Shareholder requesting the transfer to obtain, at the Shareholder's expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request. The Board generally will not consent to a transfer of Shares by a Shareholder (i) unless such transfer is to a single transferee, or (ii) if, after the transfer of the Shares, each of the transferee and transferor own less than $[___] worth of Shares. Each transferring Shareholder and transferee may be charged reasonable expenses, including, but not limited to, attorneys' and accountants' fees, incurred by the Fund in connection with the transfer.

Any transferee acquiring Shares by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Shareholder, will be entitled to the allocations and distributions allocable to the Shares so acquired, to transfer the Shares in accordance with the terms of the Agreement and Declaration of Trust and to tender the Shares for repurchase by the Fund, but will not be entitled to the other rights of a Shareholder unless and until the transferee becomes a substituted Shareholder as specified in the Agreement and Declaration of Trust. If a Shareholder transfers Shares with the approval of the Board, the Fund shall as promptly as practicable take all necessary actions so that each transferee or successor to whom the Shares are transferred is admitted to the Fund as a Shareholder.

By subscribing for Shares, each Shareholder agrees to indemnify and hold harmless the Fund, the Board, the Adviser, and each other Shareholder, and any affiliate of the foregoing and any of their employees, officers or directors against all losses, claims, damages, liabilities, costs, and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs, and expenses or any judgments, fines, and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by that Shareholder in violation of the Agreement and Declaration of Trust or any misrepresentation made by that Shareholder in connection with any such transfer.

CALCULATION OF NET ASSET VALUE; VALUATION

The Fund will calculate its net asset value as of the close of business on the last business day of each month, each date that a Share is offered or repurchased, as of the date of any distribution and at such other times as the Board shall determine (each, a "Determination Date"). In determining its net asset value, the Fund will value its investments as of the relevant Determination Date. The net asset value of the Fund will equal, unless otherwise noted, the value of the total assets of the Fund, less all of its liabilities, including accrued fees and expenses, each determined as of the relevant Determination Date.

The Board is responsible for the valuation of the Fund’s portfolio investments for which market quotations are not readily available, as determined in good faith pursuant to the Fund’s valuation policy and consistently applied valuation process. If market quotations are not readily available, securities are valued at fair value pursuant to valuation policies (“Valuation Procedures”) approved by the Board.

The Adviser will assist the Board in making valuation determinations, provide primary day-to-day oversight of valuation of the Fund's investments and act in accordance with the Valuation Procedures as developed and approved by the Board. The valuation of the Fund's investments is performed in accordance with Financial Accounting Standards Board's Accounting Standards Codification 820 — Fair Value Measurements and Disclosures.

The Valuation Procedures provide that the Fund will value its Fund Investments at fair value.

Securities traded on one or more of the U.S. national securities exchanges, the Nasdaq Stock Market or any foreign stock exchange will be valued based on their respective market price.

Debt instruments for which market quotations are readily available are typically valued based on such market quotations. In validating market quotations, the Board considers different factors such as the source and the nature of the quotation in order to determine whether the quotation represents fair value. The Board will make use of reputable financial information providers in order to obtain the relevant quotations.

For debt and equity securities which are not publicly traded or for which market prices are not readily available (unquoted investments) the fair value will be determined in good faith. In determining the fair values of these investments, the Board will typically apply widely recognized market and income valuation methodologies including, but not limited to, earnings and multiple analysis, discounted cash flow method and third-party valuations. In order to determine a fair value, these methods will be applied to the latest information provided by the underlying portfolio companies or other business counterparties.

Due to the inherent uncertainty in determining the fair value of investments for which market values are not readily available, the fair values of these investments may fluctuate from period to period. In addition, such fair values may differ materially from the values that may have been used had a ready market existed for such investments and may significantly differ from the values ultimately realized by the Fund.

Assets and liabilities initially expressed in foreign currencies will be converted into U.S. Dollars using foreign exchange rates provided by a recognized pricing service.

Primary and secondary investments in private equity funds will generally be valued based on the latest net asset value reported by the third-party fund manager.

If the net asset value of an investment in a private equity fund is not available at the time the Fund is calculating its net asset value, the Fund will review any cash flows since the reference date of the last net asset value for a private equity fund received by the Fund from a third-party manager until the Determination Date are recognized by (i) adding the nominal amount of the investment related capital calls and (ii) deducting the nominal amount of investment related distributions from the net asset value as reported by the Portfolio Fund Manager.

In addition to tracking the net asset value plus related cash flows of such Portfolio Funds, the Board also intends to track relevant broad-based and issuer (or fund) specific valuation information relating to the assets held by each private equity fund which is reasonably available at the time the Fund values its investments. The Board will consider such information and may conclude in certain circumstances that the information provided by the Portfolio Fund Manager does not represent the fair value of a particular asset held by a Portfolio Fund. If the Board concludes in good faith that the latest net asset value reported by a Portfolio Fund Manager does not represent fair value (e.g., there is more current information regarding a portfolio asset which significantly changes its fair value) the Board will make a corresponding adjustment to reflect the current fair value of such asset within such Portfolio Fund. In determining the fair value of assets held by Portfolio Funds, the Board applies valuation methodologies as outlined above.

Determining fair value involves subjective judgments, and it is possible that the fair value determined by the Board for an investment may differ materially from the value that could be realized upon the ultimate sale of the investment. There is no single standard for determining fair value of an investment. Rather, in determining the fair value of an investment for which there are no readily available market quotations, the Board may consider pre-acquisition and annual financial reporting summaries from a Portfolio Fund, comparable company factors, including fundamental analytical data relating to the investment, the nature and duration of any restriction on the disposition of the investment, the cost of the investment at the date of purchase, the liquidity of the market for the investment, the price of such investment in a meaningful private or public investment or merger or acquisition of the issuer subsequent to the Fund's investment therein, or the per share price of the investment to be valued in recent verifiable transactions. Fair value prices are estimates, and there is no assurance that such a price will be at or close to the price at which the investment is next quoted or next trades.

Notwithstanding the above, Portfolio Fund Managers may adopt a variety of valuation bases and provide differing levels of information concerning Portfolio Funds and there will generally be no liquid markets for such investments. Consequently, there are inherent difficulties in determining the fair value that cannot be eliminated. Neither the Board or the Adviser will be able to confirm independently the accuracy of valuations provided by the Portfolio Fund Managers (which are generally unaudited).

Expenses of the Fund, including the Management Fee, are accrued on a quarterly basis on the Determination Date and taken into account for the purpose of determining the Fund's net asset value.

Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund's net asset value and the Fund if the judgments of the Board regarding appropriate valuations should prove incorrect.

CERTAIN TAX CONSIDERATIONS

The following is a general summary of certain material U.S. federal income tax consequences applicable to the Fund and to an investment in Shares by a Shareholder. This summary does not discuss all of the tax consequences that may be relevant to a particular investor, including an investor who holds Shares as part of a hedging, straddle, conversion, constructive sale or other integrated transaction, or to certain investors (e.g., investors subject to the alternative minimum tax, tax-exempt organizations, dealers in securities, pension plans and trusts, financial institutions, certain foreign investors and insurance companies) subject to special treatment under U.S. federal income tax laws. In addition, this summary does not specifically address the special tax consequences that may be applicable to persons who hold interests in partnerships, grantor trusts and other pass-through entities that hold Shares. This summary assumes that investors hold Shares as capital assets (generally, property held for investment).

THIS SUMMARY IS NECESSARILY GENERAL, AND EACH PROSPECTIVE INVESTOR IS URGED TO CONSULT ITS TAX ADVISER WITH RESPECT TO THE U.S. FEDERAL, STATE AND LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE PURCHASE, OWNERSHIP AND DISPOSAL OF SHARES, INCLUDING APPLICABLE TAX REPORTING REQUIREMENTS.

This summary is based on the Code as in effect on the date of this Confidential Memorandum, the Treasury Regulations, rulings of the U.S. Internal Revenue Service (the "IRS"), and court decisions in existence on the date hereof, all of which are subject to change, possibly with retroactive effect. The Fund has not sought a ruling from the IRS or any other federal, state or local agency, or opinion of counsel, with respect to any of the tax issues affecting the Fund. This summary does not discuss any aspects of the U.S. federal estate or gift tax or any state or local or non-U.S. tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if the Fund invested in tax-exempt securities or certain other investment assets.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds Shares, the tax treatment of a partner in the partnership with respect to the Shares generally will depend upon the status of the partner and the activities of the partnership. Partners in partnerships considering an acquisition of Shares should consult their tax advisers with respect to the partnership's purchase, ownership and disposition of Shares.

Taxation as a RIC

As a RIC, in any fiscal year with respect to which the Fund distributes at least 90% of the sum of the Fund's: (i) "investment company taxable income," which includes, among other items, dividends, interest, the excess of any net realized short-term capital gains over net realized long-term capital losses, and other taxable income (other than any net capital gain), reduced by deductible expenses, determined without regard to the deduction for dividends and distributions paid and (ii) net tax-exempt interest income (which is the excess of the Fund's gross tax-exempt interest income over certain disallowed deductions), the Fund generally will not be subject to U.S. federal income tax on investment company taxable income and net capital gains that the Fund distributes to its Shareholders. The Fund intends to distribute, in its Shares and/or cash, annually, all or substantially all of such income. To the extent that the Fund retains its net capital gains for investment or any investment company taxable income, the Fund will be subject to U.S. federal income tax. The Fund may choose to retain its net capital gains for investment or any investment company taxable income, and pay the associated U.S. federal corporate income tax, including the U.S. federal excise tax (described below).

The Fund may retain some or all of its realized net long-term capital gains in excess of realized net short-term capital losses and designate the retained net capital gains as a "deemed distribution." In that case, among other consequences, the Fund will pay tax on the retained amount and each Shareholder will be required to include its share of the deemed distribution in income as if it had been actually distributed to the Shareholder, and such Shareholder will be entitled to claim a credit equal to its allocable share of the tax paid thereon by the Fund for U.S. federal income tax purposes. The amount of the deemed distribution net of such tax will be added to the Shareholder's cost basis for its Shares. Since the Fund generally would be required to pay tax on any retained net capital gains at the Fund's regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual Shareholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. Shareholder's other U.S. federal income tax obligations or may be refunded to the extent it exceeds a Shareholder's liability for U.S. federal income tax. A Shareholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form to claim a refund with respect to the allocable share of the taxes that the Fund has paid. For U.S. federal income tax purposes, the tax basis of Shares owned by a Shareholder will be increased by an amount equal to the excess of the amount of undistributed capital gains included in the Shareholder's gross income over the tax deemed paid by the Shareholder as described in this paragraph. To utilize the deemed distribution approach, the Fund must provide written notice to Shareholders prior to the expiration of 60 days after the close of the relevant taxable year. The Fund cannot treat any of its investment company taxable income as a "deemed distribution." The Fund may also make actual distributions to its Shareholders of some or all of realized net long-term capital gains in excess of realized net short-term capital losses.

The Fund will be subject to a 4% nondeductible U.S. federal excise tax (the "Excise Tax") on certain undistributed income unless the Fund distributes in a timely manner an amount at least equal to the sum of (i) 98% of the Fund's net ordinary income for each calendar year, (ii) 98.2% of the Fund's capital gain net income for the one-year period ending October 31 in that calendar year and (iii) any income recognized, but not distributed, in preceding years and on which the Fund paid no U.S. federal income tax (the "Excise Tax Avoidance Requirement"). For purposes of the required Excise Tax distribution, the income and gains of Portfolio Funds are expected to be treated as arising in the hands of the Fund at the time realized and recognized by the Portfolio Funds. While the Fund intends to distribute any income and capital gains in the manner necessary to minimize imposition of the Excise Tax, sufficient amounts of the Fund's taxable income and capital gains may not be distributed to avoid entirely the imposition of the Excise Tax. In that event, the Fund will be liable for the Excise Tax only on the amount by which the Fund does not meet the Excise Tax Avoidance Requirement.

Given the difficulty of estimating Fund income and gains in a timely fashion, each year the Fund is likely to be liable for a 4% excise tax on the portion of under distributed income and gains of the Fund.

In order to qualify as a RIC for U.S. federal income tax purposes, the Fund must, among other things:

•	derive in each taxable year at least 90% of the Fund's gross income from dividends, interest, payments with respect to certain securities, loans, gains from the sale of stock or other securities, net income from certain "qualified publicly traded partnerships," or other income derived with respect to the Fund's business of investing in such stock or securities (the "Source of Income Test"); and

•	diversify the Fund's holdings so that at the end of each quarter of the taxable year:

•	at least 50% of the value of the Fund's assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of the Fund's assets or more than 10% of the outstanding voting securities of such issuer; and

•	no more than 25% of the value of the Fund's assets are invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by the Fund and that are engaged in the same or similar or related trades or businesses or of certain "qualified publicly traded partnerships" (the "Diversification Tests").

In the event the Fund owns equity interests in operating businesses conducted in "pass-through" form (i.e., as a partnership for U.S. federal income tax purposes), income from such equity interests may not qualify for purposes of the Source of Income Test and, as a result, the Fund may be required to hold such interests through a subsidiary corporation. In such a case, any income from such equity interests should not adversely affect the Fund's ability to meet the Source of Income Test, although such income generally would be subject to U.S. federal income tax, which the Fund would indirectly bear through its ownership of such subsidiary corporation.

The Fund is authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, the Fund is not permitted to make distributions to its Shareholders while its debt obligations and other senior securities are outstanding unless certain "asset coverage" tests are met. Moreover, the Fund's ability to dispose of assets to meet the Fund's distribution requirements may be limited by (i) the illiquid nature of the Fund's portfolio and/or (ii) other requirements relating to the Fund's qualification as a RIC, including the Diversification Tests. If the Fund disposes of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, the Fund may make such dispositions at times that, from an investment standpoint, are not advantageous.

Fund Investments

The Fund will invest up to substantially all its assets in Portfolio Funds that are classified as partnerships for U.S. federal income tax purposes.

An entity that is properly classified as a partnership, rather than an association or publicly traded partnership taxable as a corporation, is not itself subject to federal income tax. Instead, each partner of the partnership must take into account its distributive share of the partnership's income, gains, losses, deductions and credits (including all such items allocable to that partnership from investments in other partnerships) for each taxable year of the partnership ending with or within the partner's taxable year, without regard to whether such partner has received or will receive corresponding cash distributions from the partnership. Accordingly, the Fund may be required to recognize items of taxable income and gain prior to the time that the Fund receives corresponding cash distributions from a Portfolio Fund. In such case, the Fund might have to borrow money or dispose of investments, including interests in Portfolio Funds, and the Fund might have to sell shares of the Fund, in each case including when it is disadvantageous to do so, in order to make the distributions required in order to maintain its status as a RIC and to avoid the imposition of a federal income or excise tax.

In addition, the character of a partner's distributive share of items of partnership income, gain and loss generally will be determined as if the partner had realized such items directly. Portfolio Funds classified as partnerships for federal income tax purposes may generate income allocable to the Fund that is not qualifying income for purposes of the Source of Income Test. In order to meet the Source of Income Test, the Fund may structure its investments in a way potentially increasing the taxes imposed thereon or in respect thereof. Because the Fund may not have timely or complete information concerning the amount and sources of such a Portfolio Fund's income until such income has been earned by the Portfolio Fund or until a substantial amount of time thereafter, it may be difficult for the Fund to satisfy the Source of Income Test.

Furthermore, it may not always be entirely clear how the asset diversification rules for RIC qualification will apply to the Fund's investments in Portfolio Funds that are classified as partnerships for federal income tax purposes. The Fund will engage the services of a third-party service provider to collect, aggregate and analyze data on the Fund's direct and indirect investments in order to ensure that the Fund meets the asset diversification test. In the event that the Fund believes that it is possible that it will fail the asset diversification requirement at the end of any quarter of a taxable year, it may seek to take certain actions to avert such failure, including by acquiring additional investments to come into compliance with the asset diversification test or by disposing of non-diversified assets. Although the Code affords the Fund the opportunity, in certain circumstances, to cure a failure to meet the asset diversification test, including by disposing of non-diversified assets within six months, there may be constraints on the Fund's ability to dispose of its interest in an Investment Fund that limit utilization of this cure period.

As a result of the considerations described in the preceding paragraphs, the Fund's intention to qualify and be eligible for treatment as a RIC can limit its ability to acquire or continue to hold positions in Portfolio Funds that would otherwise be consistent with their investment strategy or can require it to engage in transactions in which it would otherwise not engage, resulting in additional transaction costs and reducing the Fund's return to Investors.

Unless otherwise indicated, references in this discussion to the Fund's investments, activities, income, gain, and loss include the direct investments, activities, income, gain, and loss of the Fund, as well as those indirectly attributable to the Fund as result of the Fund's investment in any Portfolio Fund (or other entity) that is properly classified as a partnership or disregarded entity for U.S. federal income tax purposes (and not an association or publicly traded partnership taxable as a corporation).

Certain of the Fund's investment practices are subject to special and complex U.S. federal income tax provisions that may: (i) disallow, suspend, or otherwise limit the allowance of certain losses or deductions, including the dividends received deduction, (ii) convert lower taxed long-term capital gains and qualified dividend income into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above. The Fund will monitor its transactions and may decide to make certain tax elections, may be required to borrow money, or may be required to dispose of securities to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.

Investments the Fund makes in securities issued at a discount or providing for deferred interest or paid-in-kind interest are subject to special tax rules that will affect the amount, timing, and character of distributions to the Fund's Shareholders. For example, with respect to securities issued at a discount, the Fund will generally be required to accrue daily, as income, a portion of the discount and to distribute such income each year to maintain the Fund's qualification as a RIC and to avoid U.S. federal income and the Excise Tax. Since in certain circumstances the Fund may recognize income before or without receiving cash representing such income, the Fund may have difficulty making distributions in the amounts necessary to satisfy the Annual Distribution Requirement and for avoiding U.S. federal income and the Excise Tax. Accordingly, the Fund may have to sell some of its investments at times the Fund would not consider advantageous, raise additional debt or equity capital, or reduce new investment originations to meet these distribution requirements. If the Fund is not able to obtain cash from other sources, the Fund may fail to qualify as a RIC and thereby be subject to corporate-level U.S. federal income tax.

In the event the Fund invests in foreign securities, the Fund may be subject to withholding and other foreign taxes with respect to those securities. The Fund does not expect to satisfy the requirement to pass through to the Fund's Shareholders their share of the foreign taxes paid by the Fund.

The Fund may invest in non-U.S. corporations (or other non-U.S. entities treated as corporations for U.S. federal income tax purposes). Thus, it is possible that one or more such entities in which the Fund invests could be treated under the Code and Treasury Regulations as a "passive foreign investment company" or a "controlled foreign corporation." The rules relating to investments in these types of non-U.S. entities are designed to ensure that U.S. taxpayers are either, in effect, taxed currently (or on an accelerated basis with respect to corporate level events) or taxed at increased tax rates at distribution or disposition. In certain circumstances this could require the Fund to recognize income where the Fund does not receive a corresponding payment in cash and make distributions with respect to such income in order to maintain the Fund's qualification as a RIC. Under such circumstances, the Fund may have difficulty meeting the Annual Distribution Requirement necessary to maintain RIC tax treatment under the Code. Under certain circumstances an investment in a passive foreign investment company could result in a tax to the Fund and/or an increase in the amount of taxable distributions by the Fund.

Failure to Qualify as a RIC

If the Fund failed to satisfy the annual Source of Income Test or the Diversification Tests for any quarter of a taxable year, the Fund might nevertheless continue to qualify as a RIC for such year if certain relief provisions of the Code applied (which might, among other things, require the Fund to pay certain corporate-level U.S. federal taxes or to dispose of certain assets). If the Fund failed to qualify for treatment as a RIC and such relief provisions did not apply, the Fund would be subject to U.S. federal income tax on all of its net taxable income at regular corporate U.S. federal income tax rates (and the Fund also would be subject to any applicable state and local taxes), regardless of whether the Fund made any distributions to Shareholders. The Fund would not be able to deduct distributions to its Shareholders, nor would the Fund be required to make distributions to its Shareholders for U.S. federal income tax purposes. Any distributions the Fund made generally would be taxable to its U.S. Shareholders as ordinary dividend income and, subject to certain limitations under the Code, would be eligible for the 20% maximum U.S. federal income tax rate applicable to individuals and other non-corporate U.S. Shareholders, to the extent of the Fund's current or accumulated earnings and profits. Subject to certain limitations under the Code, U.S. Shareholders that are corporations for U.S. federal income tax purposes would be eligible for the dividends-received deduction. Distributions in excess of the Fund's current and accumulated earnings and profits would be treated first as a return of capital to the extent of the Shareholder's adjusted tax basis, and any remaining distributions would be treated as a capital gain.

Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that re-qualify as a RIC no later than the second year following the non-qualifying year, the Fund could be subject to U.S. federal income tax on any unrealized net built-in gains in the assets held by it during the period in which it failed to qualify as a RIC that are recognized during the 10-year period after its requalification as a RIC, unless it made a special election to pay corporate-level U.S. federal income tax on such net built-in gains at the time of its requalification as a RIC. The Fund may decide to be taxed as a regular corporation (thereby becoming subject to U.S. federal income and other taxes as set forth above) even if it would otherwise qualify as a RIC if it determines that treatment as a corporation for a particular year would be in its best interests.

Taxation of U.S. Shareholders

A "U.S. Shareholder" generally is a beneficial owner of Shares which is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;

•	a corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States, any state or the District of Columbia;

•	a trust, if a court in the United States has primary supervision over its administration and one or more U.S. persons have the authority to control all decisions of the trust, or the trust has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person; or

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

Distributions by the Fund generally are taxable to U.S. Shareholders as ordinary income or capital gains. Distributions of the Fund's "investment company taxable income" (which is, generally, the Fund's net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. Shareholders to the extent of the Fund's current or accumulated earnings and profits, whether paid in cash or reinvested in additional Shares. To the extent such distributions paid by the Fund to non-corporate U.S. Shareholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such "qualifying dividends" may be eligible for a reduced rate of U.S. federal income tax. Distributions of the Fund's net capital gains (which is generally the Fund's realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by the Fund as "capital gain dividends" will be taxable to a U.S. Shareholder as long-term capital gains that are currently taxable at a maximum U.S. federal income tax rate of 20% in the case of individuals, trusts or estates, regardless of the U.S. Shareholder's holding period for its Shares and regardless of whether paid in cash or reinvested in additional Shares. Distributions in excess of the Fund's earnings and profits first will reduce a U.S. Shareholder's adjusted tax basis in such Shareholder's common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. Shareholder.

In the event that the Fund retains any net capital gains, the Fund may designate the retained amounts as undistributed capital gains in a notice to the Fund's Shareholders. If a designation is made, Shareholders would include in income, as long-term capital gains, their proportionate share of the undistributed amounts, but would be allowed a credit or refund, as the case may be, for their proportionate share of the corporate U.S. federal income tax paid by the Fund. In addition, the tax basis of Shares owned by a U.S. Shareholder would be increased by an amount equal to the difference between (i) the amount included in the U.S. Shareholder's income as long-term capital gains and (ii) the U.S. Shareholder's proportionate share of the corporate U.S. federal income tax paid by the Fund.

For purposes of determining (i) whether the Annual Distribution Requirement is satisfied for any year and (ii) the amount of distributions paid for that year, the Fund may, under certain circumstances, elect to treat a distribution that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Fund makes such an election, the U.S. Shareholder will still be treated as receiving the distribution in the taxable year in which the distribution is made. However, any distribution declared by the Fund in October, November or December of any calendar year, payable to Shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been paid by the Fund and received by the Fund's U.S. Shareholders on December 31 of the year in which the distribution was declared.

A U.S. Shareholder participating in the DRIP will be taxed on the amount of such distribution in the same manner as if such Shareholder had received such distribution in cash. Any stock received in a purchase under the DRIP will have a holding period for tax purposes commencing on the day following the day on which Shares are credited to a U.S. Shareholder's account.

A U.S. Shareholder generally will recognize taxable gain or loss if the U.S. Shareholder sells or otherwise disposes of its Shares. The amount of gain or loss will be measured by the difference between such U.S. Shareholder's adjusted tax basis in the Shares sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. Shareholder has held its Shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of Shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such Shares. In addition, all or a portion of any loss recognized upon a disposition of Shares may be disallowed if other Shares are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

In general, individual U.S. Shareholders currently are subject to a maximum U.S. federal income tax rate of 20% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in Shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. Shareholders currently are subject to U.S. federal income tax on net capital gain at the maximum 21% rate also applied to ordinary income. Non-corporate U.S. Shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate U.S. Shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. Shareholders generally may not deduct any net capital losses for a year but may carry back such losses for three years or carry forward such losses for five years.

The Code requires the Fund to report U.S. Shareholders' cost basis, gain/loss, and holding period to the IRS on IRS Form 1099s when "covered" securities are sold. For purposes of these reporting requirements, all of the Fund's Shares acquired by non-tax exempt Shareholders, including those acquired through DRIP, will be considered "covered" securities. The Fund intends to choose FIFO ("first-in, first-out") as the Fund's default tax lot identification method for all Shareholders. A tax lot identification method is the way the Fund will determine which specific Shares are deemed to be sold when there are multiple purchases on different dates at differing transaction prices, and the entire position is not sold at one time. The Fund's default tax lot identification method is the method "covered" securities will be reported on your IRS Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Fund's standing method and will be able to do so from the time you are admitted as a Shareholder up through and until the sale of the "covered" securities. For those securities defined as "covered" under current IRS cost basis tax reporting regulations, the Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Fund is not responsible for the reliability or accuracy of the information for those securities that are not "covered." You are encouraged to refer to the appropriate Treasury Regulations or consult your tax adviser with regard to your personal circumstances and any decisions you may make with respect to choosing a tax lot identification method.

The Fund may be required to withhold U.S. federal income tax, or backup withholding, currently at a rate of 24%, from all distributions to any non-corporate U.S. Shareholder (i) who fails to furnish the Fund with a correct taxpayer identification number or a certificate that such Shareholder is exempt from backup withholding or (ii) with respect to whom the IRS notifies the Fund that such Shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual's taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. Shareholder's U.S. federal income tax liability, provided that proper information is provided to the IRS.

A U.S. Shareholder that is an individual or estate, or a trust that does not fall into a special class of trusts that is exempt from such tax, will generally be subject to a 3.8% tax on the lesser of (i) the U.S. Shareholder's "net investment income" for a taxable year and (ii) the excess of the U.S. Shareholder's modified adjusted gross income for such taxable year over $200,000 ($250,000 in the case of joint filers). For these purposes, "net investment income" will generally include taxable distributions and deemed distributions paid with respect to the Shares, and net gain attributable to the disposition Shares (in each case, unless such Shares are held in connection with certain trades or businesses), but will be reduced by any deductions properly allocable to such distributions or net gain.

U.S. Shareholders should consult their tax advisers with respect to the U.S. federal, state, local and non-U.S. tax consequences of the purchase, ownership and disposition of Shares, including applicable tax reporting obligations.

Taxation of Tax-Exempt Investors

Under current law, the Fund serves to prevent the attribution to Shareholders of unrelated business taxable income ("UBTI") from being realized by its tax-exempt Shareholders (including, among others, individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities). Notwithstanding the foregoing, a tax-exempt Shareholder could realize UBTI by virtue of its investment in Shares if such tax-exempt Shareholder borrows to acquire its Shares.

* * * * *

THE TAX AND OTHER MATTERS DESCRIBED IN THIS CONFIDENTIAL MEMORANDUM DO NOT CONSTITUTE, AND SHOULD NOT BE CONSIDERED AS, LEGAL OR TAX ADVICE TO PROSPECTIVE INVESTORS. EACH INVESTOR SHOULD CONSULT ITS TAX ADVISER AS TO THE U.S. FEDERAL, STATE, LOCAL AND NON-U.S. TAX CONSEQUENCES OF THE ACQUISITION, OWNERSHIP AND DISPOSITION OF SHARES, INCLUDING APPLICABLE TAX REPORTING OBLIGATIONS.

ERISA CONSIDERATIONS

The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the Code impose certain requirements on employee benefit plans to which ERISA applies, and on those persons who are fiduciaries with respect to such plans. The Code imposes certain requirements on certain other plans (such as individual retirement accounts and Keogh plans (and their fiduciaries)) that, although not subject to ERISA, are subject to certain similar rules of the Code (such employee benefit plans subject to ERISA and such other plans, collectively, "Plans.") In accordance with ERISA's general fiduciary standards, before investing in the Fund, a Plan fiduciary should determine whether such an investment is permitted under the governing Plan instruments and is appropriate for the Plan in view of its overall investment policy and the composition and diversification of its portfolio. Moreover, ERISA and the Code require that certain reporting and disclosure be made with respect to Plan assets, that Plan assets generally be held in trust, and that the indicia of ownership of Plan assets be maintained within the jurisdiction of district courts of the United States. Thus, a Plan fiduciary considering an investment in the Fund should consult with its legal counsel concerning all the legal implications of investing in the Fund, especially the issues discussed in the following paragraphs.

Unless statutory or administrative exemptions are available, Section 406 of ERISA and Section 4975 of the Code prohibit a broad range of transactions involving Plan assets and persons who have certain specified relationships to a Plan ("parties in interest" within the meaning of ERISA and "disqualified persons" within the meaning of the Code) and impose additional prohibitions on parties in interest and disqualified persons who are Plan fiduciaries. These prohibitions also apply with respect to any entity whose assets consist of Plan assets by reason of Plans' investment in the entity. Certain prospective Plan investors may currently maintain relationships with the Adviser and/or entities that are affiliated with the Fund, and, as a result, one or more of such entities may be deemed to be a "party in interest" or "disqualified person" with respect to (including a fiduciary of) any such prospective Plan investor.

Because the Fund is registered as an investment company under the 1940 Act, the assets of the Fund will not be deemed to constitute Plan assets.

Employee benefit plans that are governmental plans (as defined in Section 3(32) of ERISA) are not subject to requirements of ERISA and the Code discussed above but may be subject to materially similar provisions of other applicable federal or state law or may be subject to other legal restrictions on their ability to invest in the Fund. Accordingly, any such governmental plans and the fiduciaries of such plans should consult with their legal counsel concerning all the legal implications of investing in the Fund.

THE FUND'S SALE OF SHARES TO PLANS IS IN NO RESPECT A REPRESENTATION OR WARRANTY BY THE FUND, THE ADVISER OR ANY OF ITS AFFILIATES, OR BY ANY OTHER PERSON ASSOCIATED WITH THE SALE OF THE SHARES, THAT SUCH INVESTMENT BY PLANS MEETS ALL RELEVANT LEGAL REQUIREMENTS APPLICABLE TO PLANS GENERALLY OR TO ANY PARTICULAR PLAN, OR THAT SUCH INVESTMENT IS OTHERWISE APPROPRIATE FOR PLANS GENERALLY OR FOR ANY PARTICULAR PLAN.

ELIGIBLE INVESTORS

Each prospective investor in the Fund will be required to certify that it is an "accredited investor" within the meaning of Rule 501 under the Securities Act and a “qualified client” within the meaning of Rule 205-3 under the Advisers Act. The criteria for qualifying as an "accredited investor" and a “qualified client” is set forth in the Investor Application that must be completed by each prospective investor.

In addition, Shares are generally being offered only to investors that are either (i) U.S. persons for U.S. federal income tax purposes or (ii) non-U.S. persons that meet additional eligibility standards as defined by the Fund in its sole discretion. Investors who meet such qualifications are referred to in this Confidential Memorandum as "Eligible Investors." The qualifications required to invest in the Fund will appear in the Investor Application that must be completed by each prospective investor. Existing Shareholders who request to purchase additional Shares will be required to qualify as "Eligible Investors" and to complete an additional investor certification prior to any additional purchase.

DESCRIPTION OF SHARES

The Fund is authorized to offer [two] separate classes of Shares designated as Class [I] Shares and Class [II] Shares. While the Fund presently offers [two] classes of Shares, it may offer other classes of Shares as well in the future. From time to time, the Board may create and offer additional classes of Shares, or may vary the characteristics of the Class [I] Shares and Class [II] Shares described herein, including without limitation, in the following respects: (1) the amount of fees permitted by a distribution and/or service plan as to such class; (2) voting rights with respect to a distribution and/or service plan as to such class; (3) different class designations; (4) the impact of any class expenses directly attributable to a particular class of Shares; (5) differences in any dividends and net asset values resulting from differences in fees under a distribution and/or service plan or in class expenses; (6) the addition of sales loads; (7) any conversion features, as permitted under the 1940 Act.

PURCHASING SHARES

Purchase Terms

The minimum initial investment in the Fund by any investor in Class [I] Shares is $[___] and the minimum initial investment for Class [II] Shares is $[___]. However, the Fund, in its sole discretion, may accept investments below these minimums. Investors subscribing through a given broker/dealer or registered investment adviser may have shares aggregated to meet these minimums, so long as denominations are not less than $[___] and incremental contributions are not less than $[___]. The purchase price for Shares is based on the net asset value per Share as of the date such Shares are purchased. Fractions of Shares will be issued to one one-thousandth of a Share.

Shares will generally be offered on the first business day of each month, except that Shares may be offered more or less frequently as determined by the Board in its sole discretion.

Except as otherwise permitted by the Board, initial and subsequent purchases of Shares will be payable in cash. Each initial or subsequent purchase of Shares will be payable in one installment which will generally be due (i) four business days prior to the date of the proposed acceptance of the purchase set by the Fund, which is expected to be the last day of each calendar month (the "Acceptance Date"), where funds are remitted by wire transfer, or (ii) ten business days prior to the Acceptance Date, where funds are remitted by check. A prospective investor must also submit a completed Investor Application (including investor certifications) at least five business days before the Acceptance Date. The Fund reserves the right, in its sole discretion, to accept or reject any subscription to purchase Shares in the Fund at any time. Although the Fund may, in its sole discretion, elect to accept a subscription prior to receipt of cleared funds, an investor will not become a Shareholder until cleared funds have been received.

Pending any closing, funds received from prospective investors will be placed in an account with the Transfer Agent. On the date of any closing, the balance in the account with respect to each investor whose investment is accepted will be invested in the Fund on behalf of such investor. Any interest earned with respect to such account will be paid to the Fund and allocated pro rata among Shareholders.

ADDITIONAL INFORMATION

Subsidiaries

The Fund may make investments through wholly-owned subsidiaries ("Subsidiaries"). Such Subsidiaries will not be registered under the 1940 Act. However, the Fund will wholly own and control any Subsidiaries. The Board has oversight responsibility for the investment activities of the Fund, including its investment in any Subsidiary, and the Fund's role as sole member or shareholder of any Subsidiary. To the extent applicable to the investment activities of a Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund. The Fund would "look through" any such Subsidiary to determine compliance with its investment policies. Each investment adviser to any such foreign subsidiary will comply with Section 15 of the 1940 Act with respect to advisory contract approval, including that (i) material amendments to any such subsidiary's advisory contract must be approved by the Fund's shareholders or the Fund's Board of Trustees in the manner and to the extent that the Fund's advisory agreement must be approved by the Fund's shareholders or the Fund's Board of Trustees; and (ii) the Fund's shareholders will have the ability to vote to terminate the subsidiary's advisory agreements to the extent that they can vote to terminate the Fund's advisory agreement.

SUMMARY OF THE AGREEMENT AND DECLARATION OF TRUST

An investor in the Fund will be a Shareholder of the Fund and his or her rights in the Fund will be established and governed by the Agreement and Declaration of Trust that is included as Appendix A to this Confidential Memorandum. A prospective investor and his or her adviser should carefully review the Agreement and Declaration of Trust as each Shareholder will agree to be bound by its terms and conditions. The following is a summary description of additional items and of select provisions of the Agreement and Declaration of Trust that may not be described elsewhere in this Confidential Memorandum. The description of such items and provisions is not definitive and reference should be made to the complete text of the Agreement and Declaration of Trust.

Shareholders; Additional Classes of Shares

Persons who purchase Shares will be Shareholders of the Fund. The Adviser may invest in the Fund as a Shareholder.

In addition, to the extent permitted by the 1940 Act and subject to receipt of exemptive relief from the SEC, the Fund reserves the right to issue additional classes of Shares in the future subject to fees, charges, repurchase rights, and other characteristics different from those of the Shares offered in this Confidential Memorandum.

Liability of Shareholders

Under Delaware law and the Agreement and Declaration of Trust, each Shareholder will be liable for the debts and obligations of the Fund only to the extent of any contributions to the capital of the Fund (plus any accretions in value thereto prior to withdrawal) and a Shareholder, in the sole discretion of the Board, may be obligated to return to the Fund amounts distributed to the Shareholder, or the Board may reduce any amount payable by the Fund to a Shareholder in respect of a redemption of Shares, in accordance with the Agreement and Declaration of Trust in certain circumstances. See "REPURCHASES OF SHARES— Repurchases."

Limitation of Liability; Indemnification

The Agreement and Declaration of Trust provides that the Trustees and former Trustees of the Board and officers and former officers of the Fund shall not be liable to the Fund or any of the Shareholders for any loss or damage occasioned by any act or omission in the performance of their services as such in the absence of willful misfeasance or gross negligence of the duties involved in the conduct of their office or as otherwise required by applicable law. The Agreement and Declaration of Trust also contains provisions for the indemnification, to the extent permitted by law, of the Trustees and former Trustees of the Board and officers and former officers of the Fund (as well as certain other related parties) by the Fund (but not by the Shareholders individually) against any liability and expense to which any of them may be liable that arise in connection with the performance of their activities on behalf of the Fund. None of these persons shall be personally liable to any Shareholder for the repayment of any positive balance in the Shareholder's capital account or for contributions by the Shareholder to the capital of the Fund or by reason of any change in the federal or state income tax laws applicable to the Fund or its investors. The rights of indemnification and exculpation provided under the Agreement and Declaration of Trust shall not be construed so as to limit liability or provide for indemnification of the Trustees and former Trustees of the Board, officers and former officers of the Fund, and the other persons entitled to such indemnification for any liability (including liability under applicable federal or state securities laws which, under certain circumstances, impose liability even on persons that act in good faith), to the extent (but only to the extent) that such indemnification or limitation on liability would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of the Agreement and Declaration of Trust to the fullest extent permitted by law.

Amendment of the Agreement and Declaration of Trust

The Agreement and Declaration of Trust may generally be amended, in whole or in part, with the approval of a majority of the Board (including a majority of the Independent Trustees, if required by the 1940 Act) and without the approval of the Shareholders unless the approval of Shareholders is required under the 1940 Act. However, certain amendments to the Agreement and Declaration of Trust involving capital accounts and allocations thereto may not be made without the written consent of each Shareholder materially adversely affected thereby or unless each Shareholder has received written notice of the amendment and any Shareholder objecting to the amendment has been allowed a reasonable opportunity (pursuant to any procedures as may be prescribed by the Board) to have all of its Shares repurchased by the Fund.

Term, Dissolution, and Liquidation

The Fund shall be dissolved:

(1)       upon the affirmative vote to dissolve the Fund by either (i) a majority of the Trustees of the Board, or (ii) Shareholders holding at least three-quarters (3/4) of the total number of votes eligible to be cast by all Shareholders; or

(2)       as required by operation of law.

Upon the occurrence of any event of dissolution, one or more Trustees of the Board or the Adviser, acting as liquidator under appointment by the Board (or another liquidator, if the Board does not appoint one or more Trustees of the Board or the Adviser to act as liquidator or is unable to perform this function) is charged with winding up the affairs of the Fund and liquidating its assets. Upon the liquidation of the Fund, after establishment of appropriate reserves for contingencies in such amounts as the Board or the liquidator, as applicable, deems appropriate in its sole discretion, the Fund's assets will be distributed: (i) first to satisfy the debts, liabilities, and obligations of the Fund (other than debts to Shareholders) including actual or anticipated liquidation expenses; (ii) next to repay debts, liabilities and obligations owing to the Shareholders; and (iii) finally to the Shareholders (including the Adviser) proportionately in accordance with the balances in their respective capital accounts. Assets may be distributed in kind on a pro rata basis if the Board or liquidator determines that such a distribution would be in the interests of the Shareholders in facilitating an orderly liquidation.

The Board may, in its sole discretion, and if determined to be in the best interests of the Shareholders, distribute the assets of the Fund into and through a liquidating trust to effect the liquidation of the Fund. The use of a liquidating trust would be subject to the regulatory requirements of the 1940 Act and applicable Delaware law, and could result in additional expenses to the Shareholders.

REPORTS TO SHAREHOLDERS

The Fund will furnish to Shareholders as soon as practicable after the end of each of its taxable years such information as is necessary for them to complete U.S. federal and state income tax or information returns, along with any other tax information required by law. The Fund anticipates sending Shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.

FISCAL YEAR

The Fund's first fiscal year will conclude on December 31. Thereafter, the Fund's fiscal year will be the 12-month period ending on December 31. The Fund's first taxable year will conclude on December 31, 2020. Thereafter, the Fund's taxable year will be the 12-month period ending on December 31.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM; LEGAL COUNSEL

The Board has selected [___], located at [___] as independent registered public accountants for the Fund.

Thompson Hine LLP, 1919 M Street, N.W., Suite 700, Washington, DC 20036, serves as counsel to the Fund and the Independent Trustees of the Fund.

INQUIRIES

Inquiries concerning the Fund and the Shares (including procedures for purchasing Shares) should be directed to: OATH Advisors LLC, located at 745 Fifth Avenue, Suite 500, New York, NY 10151.

TABLE OF CONTENTS OF SAI

i

OATH ADVISORS PARTNER FUND

AGREEMENT AND DECLARATION OF TRUST

Dated: [_____]

STATEMENT OF ADDITIONAL INFORMATION

OATH Advisors Partner Fund

Class [I Shares]

Class [II Shares]

Dated [_____], 2020

c/o OATH Advisors LLC

745 Fifth Avenue, Suite 500

New York, NY 10151

212-430-2100

This Statement of Additional Information ("SAI") is not an offering memorandum. This SAI relates to and should be read in conjunction with the confidential offering memorandum (the "Confidential Memorandum") of OATH Advisors Partner Fund (the "Fund") dated [_____], 2020 as it may be further amended or supplemented from time to time. A copy of the Confidential Memorandum may be obtained without charge by contacting the Fund at the telephone number or address set forth above.

This SAI is not an offer to sell shares of the Fund ("Shares") and is not soliciting an offer to buy the Shares in any state where the offer or sale is not permitted.

Capitalized terms not otherwise defined herein have the same meaning set forth in the Confidential Memorandum.

TABLE OF CONTENTS OF SAI

i

INVESTMENT POLICIES AND PRACTICES

The investment objective and the principal investment strategies of the Fund, as well as the principal risks associated with such investment strategies, are set forth in the Confidential Memorandum. Certain additional information regarding the investment program of the Fund is set forth below.

FUNDAMENTAL POLICIES

The Fund's fundamental policies, which are listed below, may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund. At the present time the Shares are the only outstanding voting securities of the Fund. As defined by the Investment Company Act of 1940, as amended (the "1940 Act"), the vote of a "majority of the outstanding voting securities of the Fund" means the vote, at an annual or special meeting of the shareholders of the Fund (the "Shareholders"), duly called, (i) of 67% or more of the Shares represented at such meeting, if the holders of more than 50% of the outstanding Shares are present in person or represented by proxy or (ii) of more than 50% of the outstanding Shares, whichever is less. No other policy is a fundamental policy of the Fund, except as expressly stated. Within the limits of the fundamental policies of the Fund, the management of the Fund has reserved freedom of action. The Fund may not:

1)	Issue any senior security, except to the extent permitted by Section 18 of the 1940 Act, as interpreted, modified, or otherwise permitted by the Securities and Exchange Commission (the "SEC") or any other applicable authority.

2)	Borrow money, except to the extent permitted by Section 18 of the 1940 Act, as interpreted, modified, or otherwise permitted by the SEC or any other applicable authority. This investment restriction does not apply to borrowings from affiliated investment companies or other affiliated persons of the Fund to the extent permitted by the 1940 Act, the SEC or any other applicable authority.

3)	Underwrite securities of other issuers, except insofar as the Fund may be deemed to be an underwriter under the Securities Act of 1933, as amended (the "Securities Act"), in connection with the disposition of its portfolio securities.

4)	Make loans, except through purchasing fixed-income securities (including whole loans, whether senior or subordinated, "Payment-In-Kind" or "PIK" securities, other mezzanine securities or participations in any of the foregoing), lending portfolio securities, or entering into repurchase agreements in a manner consistent with the investment policies of the Fund, or as otherwise permitted under 1940 Act. This investment restriction does not apply to loans to affiliated investment companies or other affiliated persons of the Fund to the extent permitted by the 1940 Act, the SEC or any other applicable authority.

5)	Purchase, hold or deal in real estate, except that the Fund may invest in securities that are secured by real estate, including, without limitation, mortgage-related securities, or that are issued by companies or partnerships that invest or deal in real estate or real estate investment trusts, to the extent permitted by the 1940 Act, the SEC or any other applicable authority, and may hold and dispose of real estate acquired by the Fund as a result of the ownership of securities or other permitted investments.

6)	Invest in commodities and commodity contracts, except that the Fund (i) may purchase and sell non-U.S. currencies, options, swaps, futures and forward contracts, including those related to indexes, options and options on indexes, as well as other financial instruments and contracts that are commodities or commodity contracts, (ii) may also purchase or sell commodities if acquired as a result of ownership of securities or other instruments, (iii) may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts, and (iv) may make such investments as otherwise permitted by the 1940 Act.

7)	Invest 25% or more of the value of its total assets in the securities of issuers that the Adviser determines are engaged in any single industry, except that U.S. government securities and repurchase agreements collateralized by U.S. government securities may be purchased without limitation. This investment restriction does not apply to investments by the Fund in Portfolio Funds (or in another comparable investment pool). The Fund may invest in Portfolio Funds that may concentrate their assets in one or more industries. The Fund will not invest 25% or more of its assets in a Portfolio Fund or Funds, in aggregate, that it knows concentrates its assets in a single industry.

1

With respect to these investment restrictions and other policies described in this SAI or the Confidential Memorandum, if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund's total assets, unless otherwise stated, will not constitute a violation of such restriction or policy. The Fund's investment policies and restrictions do not apply to the activities and the transactions of the Portfolio Funds but will apply to investments made by the Fund directly (or any account consisting solely of the Fund's assets).

The investment objective of the Fund is not a fundamental policy of the Fund and may be changed by the Board of Trustees of the Fund (the "Board") without the vote of a majority (as defined by the 1940 Act) of the Fund's outstanding Shares.

ADDITIONAL INFORMATION ON INVESTMENT TECHNIQUES OF THE FUND
AND THE RELATED RISKS

As discussed in the Confidential Memorandum, the Fund may gain access to private assets through a number of different approaches including: (i) direct investments in the equity or debt of a company ("Direct Equity Investments" or "Direct Credit Investments," respectively, and together, "Direct Investments"), or indirectly through one or multiple special purpose vehicles managed by OATH Advisors LLC (the “Adviser”), an affiliate or a third party; (ii) co-investments in the equity or debt of a company through partnering firms; (iii) secondary purchases of private asset interests in companies or private closed-end funds ("Portfolio Funds") managed by third party firms (“Portfolio Fund Managers”) (together, "Secondary Investments"); (iv) investments in listed private equity companies, funds, or other vehicles; and (v) investments made through programmatic investment relationships with third party asset managers, in some instances outside their commingled private funds. The Fund may gain such exposure through a direct investment in the targeted investment entity or indirectly through pooled vehicles or special purpose vehicles managed by the Adviser, any of its affiliates or third parties. This section provides additional information about various types of investments and investment techniques that may be employed by the Fund or by Portfolio Funds in which the Fund invests. Many of the investments and techniques described in this section may be based in part on the existence of a public market for the relevant securities. To that extent, such investments and techniques are not expected to represent the principal investments or techniques of the majority of the Fund or of the Portfolio Funds; however, there is no limit on the types of investments the Portfolio Funds may make and certain Portfolio Funds may use such investments or techniques extensively. Similarly, there are few limits on the types of investments the Fund may make. Accordingly, the descriptions in this section cannot be comprehensive. Any decision to invest in the Fund should take into account (i) the possibility that the Portfolio Funds may make virtually any kind of investment, (ii) that the Fund has similarly broad latitude in the kinds of investments it may make (subject to the fundamental policies described above) and (iii) that all such investments will be subject to related risks, which can be substantial.

Equity Securities

The Fund's and/or a Portfolio Fund's portfolio may include investments in common stocks, preferred stocks, and convertible securities of U.S. and foreign issuers. The Fund and/or a Portfolio Fund also may invest in depositary receipts relating to foreign securities. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities. Given the private equity focus of the Fund, there is expected to be no liquid market for a majority of such investments.

Common Stock

Common stock or other common equity issued by a corporation or other entity generally entitles the holder to a pro rata share of the profits, if any, of the entity without preference over any other shareholder or claims of shareholders, after making required payments to holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

2

Preferred Stock

Preferred stock or other preferred equity generally has a preference as to dividends and, in the event of liquidation, to an issuer's assets, over the issuer's common stock or other common equity, but it ranks junior to debt securities in an issuer's capital structure. Preferred stock generally pays dividends in cash or additional shares of preferred stock at a defined rate but, unlike interest payments on debt securities, preferred stock dividends are generally payable only if declared by the issuer's board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer's common stock until all unpaid preferred stock dividends have been paid. Preferred stock may also be subject to optional or mandatory redemption provisions.

Convertible Securities

Convertible securities are bonds, debentures, notes, preferred stock, or other securities that may be converted into or exchanged for a specified amount of common equity of the same or different issuer within a specified period of time at a specified price or based on a specified formula. In many cases, a convertible security entitles the holder to receive interest or a dividend that is generally paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields (i.e., rates of interest or dividends) than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying common stock into which they are convertible due to their fixed-income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. The Fund's and/or the Portfolio Funds' investments in convertible securities are expected to primarily be in private convertible securities but may be in public convertible securities.

The value of a convertible security is primarily a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (determined by reference to the security's anticipated worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value typically declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also increase or decrease the convertible security's value. If the conversion value is low relative to the investment value, the convertible security is valued principally by reference to its investment value. To the extent the value of the underlying common stock approaches or exceeds the conversion value, the convertible security will be valued increasingly by reference to its conversion value. Generally, the conversion value decreases as the convertible security approaches maturity. Where no market exists for a convertible security and/or the underlying common stock, such investments may be difficult to value. A public convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

A convertible security may in some cases be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security is called for redemption, the holder will generally have a choice of tendering the security for redemption, converting it into common stock prior to redemption, or selling it to a third party. Any of these actions could have a material adverse effect and result in losses to the Fund.

Derivative Instruments

Although not a principal investment strategy, the Fund or the Portfolio Funds may use financial instruments known as derivatives. A derivative is generally defined as an instrument whose value is derived from, or based upon, some underlying index, reference rate (such as interest rates or currency exchange rates), security, commodity or other asset. Following are descriptions of certain derivatives that the Portfolio Funds may use. The same descriptions apply to the Fund, mutatis mutandis, to the extent that it engages in derivatives transactions. Certain risks associated with derivatives are described under "INVESTMENT RELATED RISKS—Derivative Instruments" in the Confidential Memorandum.

3

Options and Futures

A Portfolio Fund may utilize options contracts, futures contracts, and options on futures contracts. It also may use so-called "synthetic" options or other derivative instruments written by broker-dealers or other financial intermediaries. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, the Portfolio Fund's portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid, and, in such cases, a Portfolio Fund may have difficulty closing out its position. Over-the-counter options purchased and sold by the Portfolio Fund also may include options on baskets of specific securities.

A Portfolio Fund may purchase call and put options on specific securities or currencies and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue its investment objective. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option.

A covered call option is a call option with respect to which a Portfolio Fund owns the underlying security. The sale of such an option exposes the Portfolio Fund, during the term of the option, to possible loss of opportunity to realize appreciation in the market price of the underlying security and to the possibility that it might hold the underlying security in order to protect against depreciation in the market price of the security during a period when it might have otherwise sold the security. The seller of a covered call option assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option.

A covered put option is a put option with respect to which the seller has a short position in the underlying security. The seller of a covered put option assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received and gives up the opportunity for gain on the underlying security below the exercise price of the option. If the seller of the put option owns a put option covering an equivalent number of shares with an exercise price equal to or greater than the exercise price of the put written, the position is "fully hedged" if the option owned expires at the same time or later than the option written. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The seller of a put option may also be required to place cash or liquid securities in a segregated account to ensure compliance with its obligation to purchase the underlying security. The sale of such an option exposes the Portfolio Fund during the term of the option to a decline in price of the underlying security while depriving the Portfolio Fund of the opportunity to invest the segregated assets.

A Portfolio Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. The Portfolio Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Portfolio Fund would generally make a similar "closing sale transaction," which involves liquidating its position by selling the option previously purchased. However, if deemed advantageous, the Portfolio Fund would be entitled to exercise the option.

A Portfolio Fund may enter into stock futures contracts, interest rate futures contracts, and currency futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists, and an investor may look only to the broker for performance of the contract. Transactions on foreign exchanges may include both commodities that are traded on domestic exchanges and those that are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the U.S. Commodity Futures Trading Commission (the "CFTC"). Therefore, the CFTC does not have the power to compel enforcement of the rules of the foreign exchange or the laws of the foreign country. Moreover, such laws or regulations will vary depending on the foreign country in which the transaction occurs. For these reasons, the Portfolio Funds may not be afforded certain of the protections that apply to domestic transactions, including the right to use domestic alternative dispute resolution procedures. In particular, funds received from customers to margin foreign futures transactions may not be provided the same protections as funds received to margin futures transactions on domestic exchanges. In addition, the price of any foreign futures or option contract and, therefore, the potential profit and loss resulting from that contract, may be affected by any fluctuation in the foreign exchange rate between the time the order is placed and the foreign futures contract is liquidated or the foreign option contract is liquidated or exercised.

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In addition to futures contracts traded on U.S. domestic markets or exchanges that are regulated by the CFTC or on foreign exchanges, Portfolio Funds may also trade certain futures either over-the-counter or on trading facilities such as derivatives transaction execution facilities, exempt boards of trade or electronic trading facilities that are licensed and/or regulated to varying degrees by the CFTC. In addition, certain single stock futures and narrow-based security index futures may be traded over-the-counter or on trading facilities such as contract markets, derivatives transaction execution facilities and electronic trading facilities that are licensed and/or regulated to varying degrees by both the CFTC and the SEC or on foreign exchanges.

Trading in futures involves risk of loss to the Portfolio Fund that could materially adversely affect the net asset value of the Fund. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day by regulations referred to as "daily price fluctuation limits" or "daily limits." Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Portfolio Fund to substantial losses, which may result in losses to the Fund. In addition, the CFTC and various exchanges impose speculative position limits on the number of positions that each Portfolio Fund may indirectly hold or control in certain particular futures or options contracts. Many of the major U.S. exchanges have eliminated speculative position limits and have substituted position accountability rules that would permit the Portfolio Funds to trade without restriction as long as such Portfolio Funds can demonstrate the positions acquired were not acquired for the purpose of manipulating the market.

Successful use of futures by a Portfolio Fund depends on its ability to correctly predict movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

The prices of all derivative instruments, including futures and options prices, are highly volatile. Price movements of forward contracts, futures contracts, and other derivative contracts in which a Portfolio Fund may invest are influenced by, among other things: interest rates; changing supply and demand relationships; trade, fiscal, monetary, and exchange control programs and policies of governments; and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those currencies and interest rate-related futures and options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. Portfolio Funds are also subject to the risk of the failure of any of the exchanges on which their positions trade or of their clearinghouses.

A stock index future obligates a Portfolio Fund to pay, or entitles it to receive, an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day. An interest rate future obligates a Portfolio Fund to purchase or sell an amount of a specific debt security at a future date at a specific price. A currency future obligates a Portfolio Fund to purchase or sell an amount of a specific currency at a future date at a specific price.

Call and Put Options on Securities Indexes

A Portfolio Fund may purchase and sell call and put options on stock indexes listed on national securities exchanges or traded in the over-the-counter market for hedging and non-hedging purposes to pursue its investment objectives. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use by a Portfolio Fund of options on stock indexes will be subject to the ability to correctly predict movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

5

Yield Curve Options

A Portfolio Fund may enter into options on the yield "spread" or differential between two securities. Such transactions are referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

Rights and Warrants

A Portfolio Fund may invest in rights and warrants. Rights (sometimes referred to as "subscription rights") and warrants may be purchased separately or may be received as part of a distribution in respect of, or may be attached to, other securities that a Portfolio Fund has purchased. Rights and warrants are securities that give the holder the right, but not the obligation, to purchase equity securities of the company issuing the rights or warrants, or a related company, at a fixed price either on a date certain or during a set period. Typically, rights have a relatively short term (e.g., two to four weeks), whereas warrants can have much longer terms. At the time of issue, the cost of a right or warrant is substantially less than the cost of the underlying security itself.

Particularly in the case of warrants, price movements in the underlying security are generally magnified in the price movements of the warrant. This effect would enable a Portfolio Fund to gain exposure to the underlying security with a relatively low capital investment but increases the Portfolio Fund's risk in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant, which may result in losses to the Fund. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer.

Swaps

A Portfolio Fund may enter into equity, interest rate, index, currency rate, total return and/or other types of swap agreements. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if a Portfolio Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount" (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index).

6

Interest Rate, Mortgage and Credit Swaps

A Portfolio Fund may enter into interest rate swaps. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed note payments in exchange for assuming potential credit losses on an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive a payment from the other party, upon the occurrence of specified credit events.

Equity Index Swaps

A Portfolio Fund may enter into equity index swaps. Equity index swaps involve the exchange by a Portfolio Fund with another party of cash flows based upon the performance of an index or a portion of an index of securities that usually includes dividends. A Portfolio Fund may purchase cash-settled options on equity index swaps. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

Currency Swaps

A Portfolio Fund may enter into currency swaps for both hedging and non-hedging purposes. Currency swaps involve the exchange of rights to make or receive payments in specified foreign currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for another designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The use of currency swaps is a highly specialized activity that involves special investment techniques and risks. Incorrect forecasts of market values and currency exchange rates can materially adversely affect the Portfolio Fund's performance. If there is a default by the other party to such a transaction, the Portfolio Fund will have contractual remedies pursuant to the agreements related to the transaction.

Total Return Swaps

A Portfolio Fund may enter into total return swaps. In a total return swap, one party pays a rate of interest in exchange for the total rate of return on another investment. For example, if a Portfolio Fund wished to invest in a senior loan, it could instead enter into a total return swap and receive the total return of the senior loan, less the "funding cost," which would be a floating interest rate payment to the counterparty.

Swaptions

A Portfolio Fund may also purchase and write (sell) options contracts on swaps, commonly referred to as "swaptions." A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.

Certain swap agreements into which a Portfolio Fund enters may require the calculation of the obligations of the parties to the agreements on a "net basis." Consequently, the Portfolio Fund's current obligations (or rights) under such swap agreements generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The risk of loss with respect to swaps consists of the net amount of the payments that the Portfolio Fund is contractually obligated to make. If the other party to a swap defaults, the Portfolio Fund's risk of loss consists of the net amount of the payments that the Portfolio Fund contractually is entitled to receive.

7

Distressed Securities

The Fund or a Portfolio Fund may invest in debt or equity securities of domestic and foreign issuers in weak financial condition, experiencing poor operating results, having substantial capital needs or negative net worth, facing special competitive or product obsolescence problems, or that are involved in bankruptcy or reorganization proceedings. Investments of this type may involve substantial financial and business risks that can result in substantial or at times even total losses. Among the risks inherent in investments in troubled entities is the fact that it frequently may be difficult to obtain information as to the true condition of such issuers. Such investments also may be adversely affected by state and federal laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability, and a bankruptcy court's power to disallow, reduce, subordinate, or disenfranchise particular claims. The market prices of such securities are also subject to abrupt and erratic market movements and above-average price volatility, and the spread between the bid and ask prices of such securities may be greater than those prevailing in other securities markets. It may take a number of years for the market price of such securities to reflect their intrinsic value. In liquidation (both in and out of bankruptcy) and other forms of corporate reorganization, there exists the risk that the reorganization either will be unsuccessful (due to, for example, failure to obtain requisite approvals), will be delayed (for example, until various liabilities, actual or contingent, have been satisfied), or will result in a distribution of cash or a new security the value of which will be less than the purchase price to the Portfolio Fund of the security in respect to which such distribution was made.

Additional Method of Investing in a Portfolio Fund

The Fund will typically invest directly in a Portfolio Fund by purchasing an interest in such Portfolio Fund. There may be situations, however, where a Portfolio Fund is not open or available for direct investment by the Fund or where the Adviser elects for other reasons to invest indirectly in a Portfolio Fund (including, without limitation, restrictions of the 1940 Act). On occasions where the Adviser determines that an indirect investment is the most effective or efficient means of gaining exposure to a Portfolio Fund, the Fund may invest in a Portfolio Fund indirectly, such as by purchasing a structured note or entering into a swap or other contract paying a return tied to the return of a Portfolio Fund. In the case of a structured note or a swap, a counterparty would agree to pay to the Fund a return based on the return of the Portfolio Fund, in exchange for consideration paid by the Fund equivalent to the cost of purchasing an ownership interest in the Portfolio Fund. Indirect investment through a swap or similar contract in a Portfolio Fund carries with it the credit risk associated with the counterparty. Indirect investments will generally be subject to transaction and other fees, which will reduce the value of the Fund's investment. There can be no assurance that the Fund's indirect investment in a Portfolio Fund will have the same or similar results as a direct investment in the Portfolio Fund, and the Fund's value may decrease as a result of such indirect investment. When the Fund makes an indirect investment in a Portfolio Fund by investing in a structured note, swap, or other contract intended to pay a return equal to the total return of such Portfolio Fund, such investment by the Fund may be subject to additional regulations.

Cyber Security Risk

The Fund and its service providers may be prone to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cyber security breaches affecting the Fund, the Adviser, financial intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber security breaches may interfere with the processing of Shareholder transactions, impact the Fund's ability to calculate its net asset value, cause the release of private Shareholder information or confidential business information, impede investment activities, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for the issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund to lose value.

8

BOARD OF TRUSTEES AND OFFICERS

The business operations of the Fund are managed and supervised under the direction of the Board, subject to the laws of the State of Delaware and the Fund's agreement and declaration of trust ("Declaration of Trust"). The Board has overall responsibility for the management and supervision of the business affairs of the Fund on behalf of its Shareholders, including the authority to establish policies regarding the management, conduct and operation of its business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. The officers of the Fund conduct and supervise the daily business operations of the Fund.

The trustees of the Board (each, a "Trustee") are not required to contribute to the capital of the Fund or to hold interests therein. A majority of Trustees of the Board are not "interested persons" (as defined in the 1940 Act) of the Fund (collectively, the "Independent Trustees").

The identity of Trustees of the Board and officers of the Fund, and their brief biographical information, including their addresses, their year of birth and descriptions of their principal occupations during the past five years is set forth below.

The Trustees serve on the Board for terms of indefinite duration. A Trustee's position in that capacity will terminate if the Trustee is removed or resigns or, among other events, upon the Trustee's death, incapacity, retirement or bankruptcy. A Trustee may resign upon written notice to the other Trustees of the Fund, and may be removed either by (i) the vote of at least two-thirds of the Trustees of the Fund not subject to the removal vote or (ii) the vote of Shareholders holding not less than two-thirds of the total number of votes eligible to be cast by all Shareholders of the Fund. In the event of any vacancy in the position of a Trustee, the remaining Trustees of the Fund may appoint an individual to serve as a Trustee so long as immediately after the appointment at least two-thirds of the Trustees of the Fund then serving have been elected by the Shareholders of the Fund. The Board may call a meeting of the Shareholders to fill any vacancy in the position of a Trustee of the Fund and must do so if the Trustees who were elected by the Shareholders cease to constitute a majority of the Trustees then serving on the Board.

The Board believes that each of the Trustees' experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that each Trustee should serve in such capacity. Among the attributes common to all Trustees is the ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, the Adviser, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee's ability to perform his or her duties effectively may have been attained through the Trustee's business, consulting, and public service work; experience as a board member of non-profit entities or other organizations; education or professional training; and/or other life experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Trustee. Specific details regarding each Trustee's principal occupations during the past five years are included in the tables below. See "Board of Trustees and Officers—Independent Trustees" and "Board of Trustees and Officers—Interested Trustees and Officers."

INDEPENDENT TRUSTEES

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH THE FUND	LENGTH OF TIME SERVICED*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS** HELD BY TRUSTEE
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]

* Each Trustee serves an indefinite term, until his or her successor is elected.

** Includes any company with a class of securities registered pursuant to Section 12 of the Exchange Act of 1934, as amended (the "Exchange Act"), or subject to the requirements of Section 15(d) of the Exchange Act or any company registered under the 1940 Act.

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INTERESTED TRUSTEES AND OFFICERS

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH THE FUND	LENGTH OF TIME SERVICED*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE OR OFFICER	OTHER DIRECTORSHIPS** HELD BY TRUSTEE OR OFFICER
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]

* Each Trustee serves an indefinite term, until his or her successor is elected.

** Includes any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered under the 1940 Act.

Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Fund rests with the Board. The Fund has engaged the Adviser to manage the Fund on a day-to-day basis. The Board is responsible for overseeing the Adviser and other service providers in the operations of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Declaration of Trust. The Board is currently composed of [___] members, [___] of whom are Independent Trustees. The Board will meet in-person at regularly scheduled meetings four times each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. As described below, the Board has established an audit committee (the "Audit Committee"), a nominating committee (the "Nominating Committee") and may establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities.

The Board has appointed [___], an [Interested] Trustee, to serve in the role of Chairman. The Chairman's role is to preside at all meetings of the Board and to act as liaison with the Adviser, other service providers, counsel and other Trustees generally between meetings. The Chairman serves as a key point person for dealings between management and the Trustees. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has determined that the Board's leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview and it allocates areas of responsibility among committees of Trustees and the full Board in a manner that enhances effective oversight.

The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of the Board's general oversight of the Fund and will be addressed as part of various Board and committee activities. Day-to-day risk management functions are subsumed within the responsibilities of the Adviser and other service providers (depending on the nature of the risk), which carry out the Fund's investment management and business affairs. The Adviser and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each of the Adviser and other service providers has their own independent interests in risk management, and their policies and methods of risk management will depend on their functions and business models. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board will require senior officers of the Fund, including the President, Chief Financial Officer and Chief Compliance Officer, and the Adviser, to report to the full Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management. The Board and the Audit Committee will also receive regular reports from the Fund's independent registered public accounting firm on internal control and financial reporting matters. The Board will also receive reports from certain of the Fund's other primary service providers on a periodic or regular basis, including the Fund's custodian and distributor. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

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Committees of the Board of Trustees

Audit Committee

The Board has formed an Audit Committee that is responsible for overseeing the Fund's accounting and financial reporting policies and practices, its internal controls, and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund's financial statements and the independent audit of those financial statements; and acting as a liaison between the Fund's independent auditors and the full Board. In performing its responsibilities, the Audit Committee will select and recommend annually to the entire Board a firm of independent certified public accountants to audit the books and records of the Fund for the ensuing year and will review with the firm the scope and results of each audit. The Audit Committee currently consists of each of the Fund's Independent Trustees.

Nominating Committee

The Board has formed a Nominating Committee that is responsible for selecting and nominating persons to serve as Trustees of the Fund. The Nominating Committee is responsible for both nominating candidates to be appointed by the Board to fill vacancies and for nominating candidates to be presented to Shareholders for election. In performing its responsibilities, the Nominating Committee will consider candidates recommended by management of the Fund and by Shareholders and evaluate them both in a similar manner, as long as the recommendation submitted by a Shareholder includes at a minimum: the name, address and telephone number of the recommending Shareholder and information concerning the Shareholder's interests in the Fund in sufficient detail to establish that the Shareholder held Shares on the relevant record date; and the name, address and telephone number of the recommended nominee and information concerning the recommended nominee's education, professional experience, and other information that might assist the Nominating Committee in evaluating the recommended nominee's qualifications to serve as a trustee. The Nominating Committee may solicit candidates to serve as trustees from any source it deems appropriate. With the Board's prior approval, the Nominating Committee may employ and compensate counsel, consultants or advisers to assist it in discharging its responsibilities. The Nominating Committee currently consists of each of the Fund's Independent Trustees.

Trustee Ownership of Securities

The Fund has not yet commenced operations; therefore, none of the Trustees own shares of the Fund.

Independent Trustee Ownership of Securities

The Fund has not yet commenced operations. Therefore, none of the Independent Trustees (or their immediate family members) owned securities of the Adviser or of an entity (other than a registered investment company) controlling, controlled by or under common control with the Adviser.

Trustee Compensation

In consideration of the services rendered by the Independent Trustees, the Fund pays each Independent Trustee a retainer of $[  ] per year. Trustees that are interested persons will not be compensated by the Fund. The Trustees do not receive any pension or retirement benefits.

The following table sets forth certain information regarding the compensation of the Funds' Trustees.

Name of Trustee	Aggregate Compensation from the Fund(1)	Total Compensation from Funds and Fund Complex Paid to Trustees(2)
[_____]	[_____]	[_____]
[_____]	[_____]	[_____]
[_____]	[_____]	[_____]

(1)       The compensation estimated to be paid by the Fund for the first full fiscal year for services to the Fund.

(2)       The total estimated compensation to be paid from the Fund and Fund Complex for a full calendar year.

11

CODES OF ETHICS

The Fund and the Adviser have each adopted a code of ethics pursuant to Rule 17j-1 of the 1940 Act, each of which is designed to prevent affiliated persons of the Fund and the Adviser from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund. The codes of ethics permit persons subject to them to invest in securities, including securities that may be held or purchased by the Fund, subject to a number of restrictions and controls. Compliance with the codes of ethics is carefully monitored and enforced.

The codes of ethics are included as exhibits to the Fund's registration statement filed with the SEC. The codes of ethics are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov, and may be obtained after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

INVESTMENT MANAGEMENT AND OTHER SERVICES

The Adviser

OATH Advisors LLC, located at 745 Fifth Avenue, Suite 500 New York, NY 10151, serves as the Adviser of the Fund and will be responsible for determining and implementing the Fund's overall investment strategy, including direct investments. The Adviser, formed in 2020, is a private, independently-owned firm that is registered with the SEC under the Advisers Act. Subject to the general supervision of the Board, and in accordance with the investment objective, policies, and restrictions of the Fund, the Adviser is responsible for the management and operation of the Fund and the investment of the Fund's assets. The Adviser provides such services to the Fund pursuant to the investment management agreement (the "Investment Management Agreement").

The Investment Management Agreement will become effective as of [_____], and will continue in effect for an initial two-year term. Thereafter, the Investment Management Agreement will continue in effect from year to year provided such continuance is specifically approved at least annually by (i) the vote of a majority of the outstanding voting securities of the Fund, or a majority of the Board, and (ii) the vote of a majority of the Independent Trustees of the Fund, cast in person at a meeting called for the purpose of voting on such approval. The Investment Management Agreement will terminate automatically if assigned (as defined in the 1940 Act) and is terminable at any time without penalty upon 60 days' written notice to the Fund by either the Board or the Adviser. A discussion regarding the basis for the Board's approval of the Investment Management Agreement will be available in the Fund's first annual or semi-annual report to shareholders.

The Investment Management Agreement provides that, in the absence of willful misfeasance, bad faith, reckless disregard or gross negligence of its obligations to the Fund, the Adviser and any partner, director, officer or employee of the Adviser, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of services to the Fund. The Investment Management Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund, of the Adviser, or any partner, director, officer or employee of the Adviser, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the person's willful misfeasance or gross negligence of its obligations to the Fund. Such indemnification includes losses sustained by the Adviser or its affiliates as an indemnitor under any sub-servicing or other agreement entered into by the Adviser for the benefit of the Fund to the extent that such losses relate to the Fund and the indemnity giving rise to the losses is not broader than that granted by the Fund to the Adviser or its affiliates pursuant to the Investment Management Agreement. The Fund has the right to consent before the Adviser settles or consents to the settlement of a claim involving such indemnitor losses (but such consent right will not affect the Adviser's entitlement to indemnification).

The Fund will pay the Adviser a management fee (the "Management Fee") in consideration of the advisory and other services provided by the Adviser to the Fund. Pursuant to the Investment Management Agreement, the Fund will pay a quarterly Management Fee equal to 1.75% on an annualized basis of the Fund's average daily net assets during such period. Net assets means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund's accrued liabilities (other than money borrowed for investment purposes). The Management Fee is paid to the Adviser out of the Fund's assets and decreases the net profits or increases the net losses of the Fund.

12

The Management Fee is paid to the Adviser before giving effect to any repurchase of Shares in the Fund effective as of that date and will decrease the net profits or increase the net losses of the Fund that are credited to its Shareholders. The basis for the Management Fee could be larger than the Fund's net asset value due to unfunded commitments to invest in Fund Investments. Investors are advised that the actual amount of unfunded commitments will be disclosed in the Fund's published financial statements.

Additionally, the Fund will pay the Adviser an incentive fee equal to 20% of the amount by which net new profits of the Fund exceed the “hurdle amount,” which is calculated as of the last day of the preceding calendar year of the Fund at a rate equal to 8.0% (the “Incentive Fee”). The Incentive Fee is made on a “peak to peak,” or “high watermark” basis, which means that the Incentive Fee is made only with respect to new net profits. If the Fund has a net loss in any period followed by a net profit, no Incentive Fee will be paid with respect to such subsequent appreciation until such net loss has been recovered.

A portion of the Management Fee may be paid to brokers or dealers that assist in the distribution of Shares, including brokers or dealers that may be affiliated with the Adviser.

In addition, the Adviser has entered into an expense limitation and reimbursement agreement (the "Expense Limitation Agreement") with the Fund, whereby the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund (a "Waiver"), if required to ensure the Fund's aggregate monthly ordinary operating expenses, excluding certain "Specified Expenses" listed below, borne by the Fund in respect of each Class of Shares during the Limitation Period to an amount not to exceed [___]%, on an annualized basis, of the Fund's month-end net assets (the "Expense Cap").

If the Fund's aggregate monthly ordinary operating expenses, exclusive of the Specified Expenses, in respect of any Class of Shares for any month exceed the Expense Cap applicable to that Class of Shares, the Adviser will waive its Management Fee and/or reimburse the Fund for expenses to the extent necessary to eliminate such excess. The Adviser may also directly pay expenses on behalf of the Fund and waive reimbursement under the Expense Limitation Agreement. To the extent that the Adviser waives its Management Fee and/or reimburses expenses, the Adviser may, for a period not to exceed three years from the date on which a Waiver is made, recoup amounts waived or assumed, provided it is able to effect such recoupment without causing the Fund's expense ratio (after recoupment) to exceed the lesser of (a) the expense limit in effect at the time of the waiver, and (b) the expense limit in effect at the time of the recoupment.

Specified Expenses that are not covered by the Expense Limitation and Reimbursement Agreement include: (i) the Management Fee; (ii) all fees and expenses of Fund Investments (including any Acquired Fund Fees and Expenses); (iii) transactional costs, including legal costs and brokerage commissions, associated with the acquisition and disposition of Private Market Assets and other investments; (iv) interest payments incurred on borrowing by the Fund; (v) fees and expenses incurred in connection with a credit facility, if any, obtained by the Fund; (vi) distribution and shareholder servicing fees, as applicable; (vii) taxes; and (viii) extraordinary expenses resulting from events and transactions that are distinguished by their unusual nature and by the infrequency of their occurrence, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceeding, indemnification expenses, and expenses in connection with holding and/or soliciting proxies for all annual and other meetings of Shareholders").

The Expense Limitation Agreement will have a term ending one-year from the date the Fund commences operations, and will automatically renew thereafter for consecutive twelve-month terms, provided that such continuance is specifically approved at least annually by a majority of the Trustees. The Expense Limitation Agreement may be terminated by the Fund's Board of Trustees upon thirty days' written notice to the Adviser.

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Management Team

The Adviser has an experienced investment team with significant expertise underwriting and executing private equity investments, managing evergreen private equity strategies and managing registered funds. The Fund's investment team will be led by Mark S. Ostroff and Josh Koplewicz.

Other Accounts Managed by the Management Team

	Number of Other Accounts Managed and Total Value of Assets by Account Type for Which There is No Performance-Based Fee:			Number of Other Accounts and Total Value of Assets for Which Advisory Fee is Performance-Based
	Registered investment companies	Other pooled investment vehicles	Other accounts*	Registered investment companies	Other pooled investment vehicles	Other accounts
[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

Conflicts of Interest

The Management Team may manage separate accounts or other pooled investment vehicles that may have materially higher or different fee arrangements than the Fund and may also be subject to performance-based fees. The side-by-side management of these separate accounts and pooled investment vehicles may raise potential conflicts of interest relating to cross-trading and the allocation of investment opportunities. The Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The Adviser seeks to provide best execution of all securities transactions and to allocate investments to client accounts in a fair and reasonable manner. To this end, the Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

Compensation of the Management Team

[__________]

Management Team Ownership of Securities in the Fund

The Fund has not yet commenced operations, therefore none of the members of the Management Team own Shares of the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

The Adviser will generally select brokers and dealers to effect transactions on behalf of the Fund in substantially the following manner.

In selecting brokers and dealers to effect transactions on behalf of the Fund, the Adviser will seek to obtain the best price and execution for the transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm and the firm's risk in positioning a block of securities. As described below, the Adviser may place orders with brokers that provide research services. Such transactions shall comply with the safe harbor under Section 28(e) of the Exchange Act, with respect to the receipt of such services.

Consistent with the principle of seeking best price and execution, the Adviser may place brokerage orders with brokers that provide the Fund and the Adviser with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.

In most instances, the Fund will purchase interests in a Portfolio Fund directly from the Portfolio Fund, and such purchases by the Fund may be, but are generally not, subject to transaction expenses. Nevertheless, the Fund anticipates that some of its portfolio transactions (including investments in Portfolio Funds by the Fund) may be subject to expenses. Given the private equity focus of a majority of the Portfolio Funds, significant brokerage commissions are not anticipated to be paid by such funds.

14

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM; LEGAL COUNSEL

The Board has selected [_____], located at [_____] as independent registered public accountants for the Fund.

Thompson Hine LLP, 1919 M Street, N.W., Suite 700, Washington, DC 20036, serves as counsel to the Fund.

CUSTODIAN

[_____] (the "Custodian") serves as the primary custodian of the assets of the Fund and may maintain custody of such assets with U.S. and non-U.S. sub-custodians (which may be banks and trust companies), securities depositories and clearing agencies in accordance with the requirements of Section 17(f) of the 1940 Act and the rules thereunder. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or non-U.S. sub-custodians in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian's principal business address is [_____].

CALCULATION OF NET ASSET VALUE

The Fund will calculate its net asset value as of the close of business on the last business day of each month, each date that a Share is offered or repurchased, as of the date of any distribution and at such other times as the Board shall determine (each, a "Determination Date"). In determining its net asset value, the Fund will value its investments as of the relevant Determination Date. The net asset value of the Fund will equal, unless otherwise noted, the value of the total assets of the Fund, less all of its liabilities, including accrued fees and expenses, each determined as of the relevant Determination Date.

PROXY VOTING POLICIES AND PROCEDURES

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures. Copies of the Adviser's proxy policies and procedures are included as Appendix A to this SAI. The Board will periodically review the Fund's proxy voting record.

The Fund will be required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. The Fund's Form N-PX filing will be available: (i) without charge, upon request, by calling the Fund at [_____] or (ii) by visiting the SEC's website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

The Fund has not yet commenced operations; therefore, no Shares of the Fund are currently owned.

FINANCIAL STATEMENTS

Because the Fund is newly formed and has no performance history as of the date of this prospectus, a financial highlights table for the Fund has not been included in this SAI.

ADDITIONAL INFORMATION

A registration statement on Form N-2, including amendments thereto, relating to the Shares offered hereby, has been filed by the Fund with the SEC. The Confidential Memorandum and this Statement of Additional Information do not contain all of the information set forth in the registration statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the Shares offered hereby, reference is made to the registration statement. A copy of the registration statement may be reviewed and copied on the EDGAR database on the SEC's website at http://www.sec.gov. Prospective investors can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov).

15

APPENDIX A

PROXY VOTING POLICIES AND PROCEDURES

16

PART C:

OTHER INFORMATION

OATH Advisors Partner Fund (the “Registrant”)

Item 25. Financial Statements and Exhibits

(1)	Financial Statements:

Not Applicable.

(2)	Exhibits

(a)(1)	Certificate of Trust of the Registrant.*

(a)(2)	Amended Certificate of Trust of the Registrant.*

(a)(3)	Declaration of Trust of the Registrant.*

(b)	By-Laws of the Registrant.[1]

(c)	Not applicable.

(d)	Refer to Exhibit (a)(3) and (b).

(e)	Form of Distribution Reinvestment Plan of Registrant.[1]

(f)	Not applicable.

(g)	Form of Investment Management Agreement.[1]

(h)(1)	Form of Placement Agent Agreement.[1]

(i)	Not applicable.

(j)	Form of Custody Agreement.[1]

(k)(1)	Form of Administration and Fund Accounting Agreement.[1]

(k)(2)	Form of Expense Limitation and Reimbursement Agreement.[1]

(l)(1)	Not applicable.

(m)	Not applicable.

(n)	Not applicable.

(o)	Not applicable.

(p)	Form of Subscription Agreement.[1]

(q)	Not applicable.

(r)(1)	Code of Ethics of Registrant.[1]

(r)(2)	Code of Ethics of OATH Advisors LLC.[1]

*	Filed herewith.
(1)	To be filed by subsequent amendment.

Item 26. Marketing Arrangements

Not applicable.

Item 27. Other Expenses of Issuance and Distribution of Securities Being Registered

All figures are estimates*:

Registration fees	$0
Legal fees	$[ ]
Printing fees	$[ ]
Blue Sky fees	$[ ]
Transfer Agent fees	$[ ]
Total	$[ ]
* To be completed by pre-effective amendment.

Item 28. Persons Controlled by or Under Common Control With Registrant

Not applicable.

Item 29. Number of Holders of Securities

Title of Class	Number of Shareholders*
Class [I] Shares	[__]
Class [II] Shares	[__]
*	As of [________], 2020.

Item 30. Indemnification

Reference is made to Article VIII, Section 2 of the Registrant’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”). The Registrant hereby undertakes that it will comply the indemnification provisions of the Declaration of Trust in a manner consistent with Release 40-11330 of the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), so long as the interpretation therein of Sections 17(h) and 17(i) of the 1940 Act remains in effect. The Registrant maintains insurance on behalf of any person who is or was an independent trustee, officer, employee, or agent of the Registrant against certain liability asserted against and incurred by, or arising out of, his or her position. However, in no event will the Registrant pay that portion of the premium, if any, for insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify.

Item 31. Business and Other Connections of Investment Adviser

Information as to the directors and officers of the Registrant’s investment adviser, OATH Advisors LLC (the “Adviser”), together with information as to any other business, profession, vocation, or employment of a substantial nature in which the Adviser, and each director, executive officer, managing member or partner of the Adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, managing member, partner or trustee, is included in its Form ADV as filed with the Securities and Exchange Commission, and is incorporated herein by reference.

Item 32. Location of Accounts and Records

All accounts, books, and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained at the offices of the Adviser, the Fund’s Administrator and/or the Registrant’s counsel. The address of each is as follows:

1.	OATH Advisors LLC 745 Fifth Avenue, Suite 500

New York, NY 10151

2.	[__________]

2.	Thompson Hine LLP

1919 M Street, N.W., Suite 700

Washington, D.C. 20036-3537

Item 33. Management Services

Not applicable.

Item 34. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York in the State of New York on the 7th day of August, 2020.

OATH Advisors Investor Fund

By:	/s/ Mark Ostroff
	Name:	Mark Ostroff
	Title:	Initial Trustee

EXHIBIT INDEX

2(a)(1) Certificate of Trust of the Registrant.

2(a)(2) Amended Certificate of Trust of the Registrant.

2(a)(3) Declaration of Trust of the Registrant.